UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

HARRIS ASSOCIATES INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

111 S. Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319
(Address of Principal Executive Offices)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARRIS ASSOCIATES INVESTMENT TRUST

Oakmark Fund
Oakmark Select Fund
Oakmark Equity and Income Fund
Oakmark Global Fund
Oakmark Global Select Fund
Oakmark International Fund
Oakmark International Small Cap Fund

February 26, 2016

Dear Fellow Shareholder:

You are cordially invited to vote your proxy or attend a SPECIAL MEETING of SHAREHOLDERS (the "Meeting") of the above-named Funds to be held on May 20, 2016, beginning at 10:00 a.m. Central Time on the 29th floor of 111 S. Wacker Drive, Chicago, Illinois 60606-4319.

I am certain that you lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. Please review the accompanying Proxy Statement and vote on the Internet, by phone, or by mail today. If you hold shares in more than one Fund, you may receive a separate proxy card for each Fund you hold. Please be sure to vote each proxy card regardless of how many you receive.

The purpose of the Meeting is to seek your approval of a number of important proposals recommended by the Board of Trustees that affect each of the Funds. These proposals include investment and governance-related initiatives that are intended to improve the operations of the Funds. It has been many years since the Oakmark Funds last held a shareholder meeting—in fact, the last meeting was held in 2000. We are taking this opportunity to modernize certain older, less flexible provisions of the Funds' documents as part of the Meeting so that they are more consistent with existing industry standards.

As more fully described in the enclosed proxy materials, shareholders are being asked to vote on the following proposals:

1.  Elect the Board of Trustees of the Trust. The Trustees provide broad supervision over the affairs of the Funds and have the primary responsibility for looking after the interests of the Funds' shareholders. Currently, the Board is unable to appoint additional Board members because of the requirements of the Investment Company Act of 1940, which, along with other federal and state laws, governs mutual funds such as the Oakmark Funds. Specifically, under the 1940 Act, the Board can appoint new Board members to fill vacancies so long as immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Because of recent retirements and Board-appointed replacements, the Board is unable to appoint any additional new Board members. Election of the Board of Trustees at this time is necessary to assure the continuity and uninterrupted functioning of the Board in compliance with the 1940 Act, and to allow the Board to appoint new members in the future as circumstances and conditions may warrant.

111 South Wacker Drive, Suite 4600, Chicago, IL 60606 • 312.646.3600 • Oakmark.com

2.  Amend certain fundamental investment restrictions. The Funds have certain investment restrictions that are called "fundamental"—that is, they cannot be changed without shareholder approval. Some of those fundamental restrictions reflect outdated regulatory, business or industry conditions, practices or requirements, and lack the operational flexibility of newer mutual funds. The proposed changes will provide additional flexibility in managing the Funds' investments should future conditions require such flexibility. These changes are not intended to affect how the Funds' portfolios are managed or their investment philosophy.

3.  Adopt an Amended and Restated Declaration of Trust. The Trust has been governed by substantially the same Declaration of Trust since it was first organized as a Massachusetts business trust in 1991. With the passage of time, this governing document has become outdated and lacks certain protections and operational flexibility that governing documents of newer mutual funds possess. The proposed changes will provide the Funds a more modern and flexible governing document.

The Board of Trustees of your Fund, six of the seven of whom are independent trustees, has carefully reviewed these proposals and unanimously recommends that you vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact our proxy solicitor, Computershare Fund Services at (866) 612-1831.

Thank you for your time in considering these important proposals. Thank you for investing with the Oakmark Funds and for your continuing support.

Sincerely,

Kristi L. Rowsell
President
Harris Associates Investment Trust

HARRIS ASSOCIATES INVESTMENT TRUST

Oakmark Funds

Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund

111 S. Wacker Drive
Chicago, Illinois 60606-4319

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
to be held on May 20, 2016

NOTICE IS HEREBY GIVEN that Harris Associates Investment Trust (the "Trust") will hold a special meeting of shareholders (the "Meeting") of the Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund, each a series of the Trust (each, a "Fund," and collectively, the "Funds" or the "Oakmark Funds"), on May 20, 2016, beginning at 10:00 a.m. Central Time on the 29th floor of 111 S. Wacker Drive, Chicago, Illinois 60606.

During the Meeting, shareholders of each Fund will vote on the following Proposals to:

1.  Elect the Board of Trustees of the Trust.

2.  Amend each Fund's fundamental investment restrictions with respect to:

A.  Borrowing money and issuing senior securities;

B.  Making loans; and

C.  Investing in commodities and commodity contracts.

3.  Adopt an Amended and Restated Declaration of Trust that contains proposed amendments relating to:

A.  Future amendments;

B.  Treatment of shareholder and Trust claims;

C.  Liability of Trustees and Officers;

D.  Third party beneficiary claims; and

E.  Trustee powers.

4.  Transact any other business as may properly come before the Meeting

The attached Proxy Statement provides additional information about this Meeting. Shareholders of record of a Fund as of the close of business on February 22, 2016 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each Proposal that is applicable to that Fund.

Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date, and sign the enclosed proxy card(s) and return it in the self-addressed, postage-paid envelope. You may also vote by telephone by dialing (866) 612-1831, or via the Internet by visiting https://www.proxy-direct.com.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Proposal in accordance with applicable law to permit further solicitation of proxies.

If you attend the Meeting in person, you will be asked to present picture identification to be admitted. If your Fund shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and your name will not appear on the Funds' list of shareholders. If your Funds shares are held in street name and you wish to attend the Meeting in person, you should also bring with you a letter or account statement showing that you were the beneficial owner of the shares on February 22, 2016.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Heidi W. Hardin
Secretary

Chicago, Illinois
February 26, 2016

TABLE OF CONTENTS

GENERAL	1
INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS	5
OVERVIEW	9
1. PROPOSAL TO ELECT THE BOARD OF TRUSTEES OF THE TRUST	10
2. PROPOSAL TO CHANGE OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND	25
3. PROPOSAL TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST	31
ADDITIONAL INFORMATION ABOUT THE MEETING	37
ADDITIONAL INFORMATION	40
OUTSTANDING FUND SHARES	41
5% SHAREHOLDERS OF A CLASS OF THE FUNDS	41
Appendix A HARRIS ASSOCIATES INVESTMENT TRUST GOVERNANCE COMMITTEE CHARTER AND BOARD GOVERNANCE POLICIES AND GUIDELINES	A-1
Appendix B THE OAKMARK FUNDS—SELECTION OF TRUSTEE NOMINEES	B-1
Appendix C INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	C-1
Appendix D AMENDED DECLARATION OF TRUST	D-1

(This page left blank intentionally.)

HARRIS ASSOCIATES INVESTMENT TRUST

Oakmark Funds

Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund

SPECIAL MEETING OF SHAREHOLDERS
to be held on May 20, 2016

PROXY STATEMENT

GENERAL

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement and enclosed proxy card(s) are being furnished to shareholders of each of the Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund, each a series of Harris Associates Investment Trust (the "Trust") (each, a "Fund," and collectively, the "Funds") in connection with three Proposals. This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposals.

The Board of Trustees (the "Board," the members of which are referred to herein as "Trustees") of the Trust, is soliciting proxies from shareholders on behalf of each Fund, for use at the Meeting of Shareholders of each of the Funds, to be held on the 29th floor of 111 S. Wacker Drive, Chicago, Illinois 60606 at 10:00 a.m. Central Time, on May 20, 2016, and at any and all adjournments thereof (each, a "Meeting").

The Board has fixed the close of business on February 22, 2016, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the "Record Date"). You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) with respect to a Fund if you owned shares of that Fund at the close of business on the Record Date.

This Proxy Statement, the Notice of Meeting, and the proxy card(s) are first being mailed to shareholders on or about March 3, 2016. This material is also available on your Trust's website at Oakmark.com. You may call (866) 612-1831 for information if you plan to attend the Meeting and vote in person.

Oakmark.com

The following Proposals will be considered and acted upon at the Meeting:

Proposal	Fund(s) Voting on the Proposal
1. Elect the Board of Trustees of the Trust.	The shareholders of all Funds will vote collectively as a single class on the election of each nominee to the Board of Trustees.
2A. Amend each Fund's fundamental investment restrictions with respect to borrowing money and issuing senior securities.	The shareholders of each Fund will vote separately.
2B. Amend each Fund's fundamental investment restrictions with respect to making loans.	The shareholders of each Fund will vote separately.
2C. Amend each Fund's fundamental investment restrictions with respect to investing in commodities and commodity contracts.	The shareholders of each Fund will vote separately.
3A. Adopt an Amended and Restated Declaration of Trust that contains a proposed amendment relating to future amendments.	The shareholders of all Funds will vote collectively as a single class on the proposed amendment relating to future amendments.
3B. Adopt an Amended and Restated Declaration of Trust that contains a proposed amendment relating to the treatment of shareholder and Trust claims.	The shareholders of all Funds will vote collectively as a single class on the proposed amendment relating to the treatment of shareholder and Trust claims.
3C. Adopt an Amended and Restated Declaration of Trust that contains a proposed amendment relating to the liability of Trustees and Officers.	The shareholders of all Funds will vote collectively as a single class on the proposed amendment relating to the liability of Trustees and Officers.
3D. Adopt an Amended and Restated Declaration of Trust that contains a proposed amendment relating to third party beneficiary claims.	The shareholders of all Funds will vote collectively as a single class on the proposed amendment relating to third party beneficiary claims.
3E. Adopt an Amended and Restated Declaration of Trust that contains a proposed amendment relating to Trustee powers.	The shareholders of all Funds will vote collectively as a single class on the proposed amendment relating to Trustee powers.

At a Board meeting held on February 1, 2016, the Board unanimously approved and recommended that you vote "FOR" all the Proposals.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the Proposals.

THE OAKMARK FUNDS

This Proxy Statement should be kept for future reference. The most recent Annual Report and Semi-Annual Report of the Funds, including financial statements, have been mailed previously to shareholders. If you would like to receive an additional copy of the Annual Report free of charge, or copies of any subsequent shareholder report, visit the Funds' website at Oakmark.com, contact the Trust at Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558, or call 1-800-OAKMARK (625-6275). The requested documents will be sent within three business days of your request.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

Oakmark.com

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the February 22, 2016 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted "FOR" each of Proposals 1, 2A-2C, and 3A-3E. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Funds. Each share of the Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to each Proposal that is applicable to that Fund.

To avoid the expense and inconvenience of further solicitations for your vote, please mail your proxy card promptly.

As an alternative to voting the proxy card by mail, you may vote by telephone, the Internet, or in person. To vote by telephone or the Internet, please follow the instructions listed on the proxy card. Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy. If we have not received your voting instructions by March 15, 2016, we may contact you again for your vote.

Notice to Corporations and Partnerships: proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

THE OAKMARK FUNDS

Harris Associates Investment Trust
111 S. Wacker Drive
Chicago, Illinois 60606-4319

INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS

The following Q&A is provided to assist you in understanding the proposals (each, a "Proposal"). Each of the proposals is described in greater detail in the enclosed proxy statement. Please read the full text of the proxy statement.

Q: Why are you sending me this information?

A: You are receiving these proxy materials—which include the proxy statement and your proxy card—because you have the right to vote on important proposals concerning one or more of the Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, or Oakmark International Small Cap Fund (each, a "Fund," and collectively, the "Funds" or the "Oakmark Funds"), each a series of Harris Associates Investment Trust (the "Trust"). Each of these proposals is described below.

Q: What am I being asked to vote "FOR" in the Proxy Statement?

A: You are being asked to:

1.  Elect the Board of Trustees of the Trust.

2.  Amend each Fund's fundamental investment restrictions with respect to:

A.  Borrowing money and issuing senior securities;

B.  Making loans; and

C.  Investing in commodities and commodity contracts.

3.  Adopt an Amended and Restated Declaration of Trust that contains proposed amendments relating to:

A.  Future amendments;

B.  Treatment of shareholder and Trust claims;

C.  Liability of Trustees and Officers;

D.  Third party beneficiary claims; and

E.  Trustee powers.

4.  Transact any other business as may properly come before the Meeting

Proposal 1. To elect the Board of Trustees of the Trust.

Q: What are shareholders being asked to do?

A: You are being asked to elect the Board of Trustees of the Trust (the "Board," the members of which are referred to herein as "Trustees"), which includes the existing Trustees of the Trust, as well as a new Trustee candidate.

Oakmark.com

Q: Does the Board recommend this proposal?

A: Yes. The Board believes that each Fund would benefit from the diversity of background and experience of the nominees. Furthermore, to assure the continuity and uninterrupted functioning of the Board in compliance with the Investment Company Act of 1940, as amended (the "1940 Act"), the body of law that governs mutual funds such as the Oakmark Funds, and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the current Trustees believe that it is appropriate for shareholders to elect a new Board. By electing the nominees, the Trustees will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

Q: Will a majority of the Trustees be independent of Harris Associates L.P. (the "Adviser")?

A: Yes, if all of the nominees are elected, seven (7) of the eight (8) Trustees of the Trust would be independent of the Adviser.

Q: What will happen if shareholders of the Trust do not elect the Board?

A: If shareholders of the Trust do not elect the Board, the Board, composed of the current Trustees, will determine what further action, if any, should be taken.

Proposal 2. To Change or Eliminate Certain Fundamental Investment Restrictions of each Fund.

Q: What is the purpose of these proposed changes?

A: Generally, the purpose of these proposed changes is to increase each Fund's investment flexibility by removing what the Board and the Adviser believe to be outdated and/or unnecessarily restrictive policies.

Q: Will these changes result in changes to the Funds' investment approach?

A: No. Neither the Board nor the Adviser currently anticipate any change in the manner by which the Funds are managed if the proposed changes are approved. In addition, approval of the proposed changes will have no effect on the investment philosophy of any Fund. Shareholder approval of a change to, or elimination of, a fundamental investment restriction will facilitate the ability of the Funds to adapt to changing circumstances in the future as they will not be required to solicit further shareholder approval.

Q: How will these changes affect the Funds?

A: The Adviser and the Board believe that maintaining the current fundamental investment restrictions could prevent the Funds from taking advantage of investment opportunities and/or responding to changing regulations in the future—at least without incurring the delays and costs that would be associated with seeking shareholder approval—and that, as a result, the changes have the potential to benefit both the Funds and its shareholders. If shareholders vote now to approve the proposed changes to the Trust's fundamental investment restrictions, the Funds

THE OAKMARK FUNDS

will be permitted to engage in an investment practice newly permitted by the Trust's revised fundamental investment restrictions without having to solicit further shareholder approval. More specifically, the proposed changes to the restrictions related to borrowing and loans would expand the scope of borrowing and lending activities that the Funds could engage in, enabling the Funds to accommodate industry and market developments, as well as providing additional liquidity sources. Additionally, the proposed changes to the restriction related to investing in commodities and commodity contracts would limit such restriction to physical commodities and clarify that financial derivative or commodity contracts are not limited by this restriction, but would be subject to the oversight of the Board. These changes seek to provide the Funds' portfolio managers with greater flexibility in pursuing the Funds' investment objectives. As noted above, neither the Board nor the Adviser currently anticipate any change in the manner by which the Funds are managed if the proposed changes are approved. In addition, approval of the proposed changes will have no effect on the investment philosophy of any Fund.

Q: What will happen if one or more of Proposals 2A through 2C is not adopted by a Fund's shareholders?

A: If one or more of Proposals 2A through 2C is not adopted by a Fund's shareholders, the corresponding current fundamental investment restriction(s) of that Fund set forth in this Proxy Statement will remain in effect and the Trustees will consider what further action, if any, would be in the best interests of shareholders.

Proposal 3. To Adopt an Amended and Restated Declaration of Trust.

Q: What is the purpose of these proposed amendments?

A: Generally, the purpose of these proposed amendments is to modernize the Declaration of Trust and to simplify administration and oversight of the Trust. The Amended and Restated Declaration of Trust would provide the Trust with a modern governing document that incorporates provisions standard in current governing documents for other Massachusetts Business Trusts. It would also give the Trustees more flexibility and broader authority to act than the Declaration of Trust currently in effect for the Trust. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner for your benefit.

Q: Will these changes result in changes to the Funds' investment approach?

A: No. The Amended and Restated Declaration of Trust will not change the investment objective or principal investment strategies of the Funds and it will have no effect on the investment philosophy of any Fund. In addition, the Funds will continue to be managed by the same personnel and in accordance with the same investment strategies and techniques the Adviser has employed for many years.

Oakmark.com

Q: How will these changes affect the Funds?

A: The Board believes that the Amended and Restated Declaration of Trust will benefit the Funds by allowing increased flexibility in the operation of each Fund, modernizing and streamlining governance provisions, reducing the risks and significant costs of potential frivolous litigation, eliminating potential ambiguities and inconsistencies, and by making other non-material and clarifying changes. Adoption of the Amended and Restated Declaration of Trust will not remove any of the protections currently afforded to you, as a shareholder, under federal law, including voting rights, or alter in any way the Trustees' existing fiduciary obligations to act with due care and in your best interest. The 1940 Act requires a vote of shareholders of a mutual fund on matters that Congress has determined might have a material effect on shareholders and their investments. All of these voting rights are maintained under the Amended and Restated Declaration of Trust.

Q: What will happen if one or more of Proposals 3A through 3E are not approved by shareholders?

A: If one or more of Proposals 3A through 3E are not approved by shareholders, those Proposals will not be part of the Amended Declaration of Trust, and the Board will consider what, if any, alternative actions that it believes are in the best interests of the Trust's shareholders to seek to afford similar protections and flexibility to the Trust.

All Proposals

Q: Who will pay for the Proxy Statement and related costs?

A: The Funds will bear the costs related to the Proxy Statement.

Q: How does the Board recommend that I vote with respect to each Proposal?

A: The Board unanimously recommends that shareholders vote "FOR" Proposals 1, 2A- 2C, and 3A-3E.

Q: How do I vote my shares?

A: Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting the proxy card by mail, you may vote by telephone, the Internet, or in person. To vote by telephone or the Internet, please follow the instructions listed on the proxy card. If you will attend the Meeting and vote in person, please let us know by calling (866) 612-1831.

Q: Whom should I call for additional information about the Proxy Statement?

A: If you have any questions about any Proposal or need assistance voting your shares, please call (866) 612-1831.

THE OAKMARK FUNDS

OVERVIEW

This Proxy Statement covers three proposals: (1) to elect the Board of Trustees of the Trust, (2) to change or eliminate certain fundamental investment restrictions of each Fund, and (3) to adopt an Amended and Restated Declaration of Trust.

Reasons for the Proposed Changes. The Board believes that each Fund would benefit from the diversity of background and experience of the Trustee nominees. Furthermore, to assure the continuity and uninterrupted functioning of the Board in compliance with the 1940 Act, and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the current Trustees believe that it is appropriate for shareholders to elect a new Board. By electing the nominees, the Board will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

With respect to the proposed changes to certain fundamental investment restrictions of each Fund, generally, the proposed changes will not change the investment objective or principal investment strategies of your Fund. The purpose of these proposed changes is to increase each Fund's investment flexibility by removing what the Adviser believes to be outdated and/or unnecessarily restrictive policies. The Adviser and the Board believe that maintaining the current fundamental investment restrictions could prevent the Funds from expanding the available options for their ability to borrow or lend (thus adding additional liquidity sources), responding to changing regulations in the future and/or taking advantage of investment opportunities—at least without incurring the delays and costs that would be associated with seeking shareholder approval—and that, as a result, the changes have the potential to benefit both the Funds and their shareholders.

With respect to the proposed adoption of the Amended and Restated Declaration of Trust, the proposed changes will not change the investment objective or principal investment strategies of your Fund, nor will they remove any of the protections of federal law or alter in any way the Trustees' existing fiduciary obligations to act with due care and in your best interest. Rather, the amendments are designed to modernize the Trust's governing document and simplify administration and oversight of the Trust by allowing increased flexibility in the operation of each Fund, modernizing and streamlining governance provisions, reducing the risks and significant costs of potential frivolous litigation and eliminating potential ambiguities and inconsistencies. The Amended and Restated Declaration of Trust would give the Trustees more flexibility and broader authority to act than the Declaration of Trust currently in effect for the Trust. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner for your benefit.

Each Proposal is discussed thoroughly in this Proxy Statement. We urge you to read the Proxy Statement carefully.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

Oakmark.com

PROPOSAL 1

TO ELECT THE BOARD OF TRUSTEES OF THE TRUST

The Board is asking shareholders to elect eight (8) individuals (the "Nominees") as members of the Board. Seven of the Nominees are current Trustees of the Board and one Nominee would be a new Trustee.

The Board is currently composed of seven trustees and each is a Nominee. The Trust's current Trustees are: Thomas H. Hayden, Christine M. Maki, Laurence C. Morse, Ph.D., Allan J. Reich, Steven S. Rogers, Kristi L. Rowsell, and Peter S. Voss. The new Trustee Nominee is Mindy M. Posoff. Ms. Posoff was selected by the Board's Governance Committee and nominated by the Board for election.

Ms. Rowsell is an "interested person" (as defined in the 1940 Act) of the Trust (an "Interested Trustee"), because she serves in a senior management position with the Adviser and/or certain of its affiliates. Ms. Maki and Messrs. Hayden, Morse, Reich, Rogers, and Voss are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees").

The current Independent Trustees and Ms. Posoff are referred to herein as "Independent Nominees." Ms. Rowsell is referred to herein as an "Interested Nominee." If all of the individuals nominated for election are elected by shareholders, the Board will be composed of one Interested Trustee and seven Independent Trustees.

Under the 1940 Act, the Board can appoint new Board members to fill vacancies so long as immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Currently, the Board is unable to appoint any additional new Board members because of the retirement and appointed replacement of Board members pursuant to the Declaration of Trust; more specifically, the appointment of an additional Board member at this time would cause the Board not to satisfy the two-thirds requirement. To assure the continuity and uninterrupted functioning of the Board in compliance with the 1940 Act, and to allow the Board to appoint new members in the future as circumstances and conditions may warrant, the current Trustees believe that it is appropriate for shareholders to elect a new Board. By electing the Nominees, the Trustees will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

Each Nominee currently is available and has consented to serve if elected.

If elected, all Nominees will serve until (a) the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor; (b) he or she sooner dies, resigns or is removed; or (c) their term expires in accordance with the Trust's retirement policy. The Board has adopted a retirement policy that calls for the retirement of Trustees on December 31 of the year in which he or she reaches the age of 72. In the event of a vacancy on the Board, the remaining Trustees will fill such vacancy by appointing another Trustee,

THE OAKMARK FUNDS

so long as immediately after such appointment, at least 2/3 of the Trustees have been elected by shareholders.

Any Trustee may be removed, with or without cause, by (a) vote of a majority of the Trustees then in office, or (b) vote of the holders of two-thirds of the Trust's outstanding shares.

Nominees

The name, age, current Board position (or Board nominated position), business experience and address of each Nominee, as well as the number of Fund portfolios in the Trust that they oversee or will oversee are as follows:

Independent Nominees

Name, Address† and Age at December 31, 2015	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas H. Hayden, 64	Trustee	1995	Lecturer, Master of Science in Integrated Marketing Communications program, the Medill School, Northwestern University, and Master of Science in Law program, Northwestern University School of Law.	7	None
Christine M. Maki, 55	Trustee	1995	Senior Vice President—Tax, RR Donnelley & Sons Company (global provider of integrated communication services).	7	None
Laurence C. Morse, Ph.D., 64	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	7	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)

Oakmark.com

Name, Address† and Age at December 31, 2015	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Mindy M. Posoff, 59	Nominee	N/A

Managing Director, Golden Seeds (angel investment group) since 2010; Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions for hedge funds and asset managers) since 2010; Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) since 2011; Trustee of the HighMark Mutual Funds from 2010 to 2014.

				None	None
Allan J. Reich, 67	Trustee and Chair of the Board of Trustees	1993	Senior Partner, Seyfarth Shaw LLP (law firm).	7	None
Steven S. Rogers, 58	Trustee	2006	Senior Lecturer of Business Administration, Harvard Business School since 2012; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University 1995-2012; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation since 1994.	7	None
Peter S. Voss, 69	Trustee	1995	Retired, since 2007.	7	None

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Interested Nominee

Name, Address† and Age at December 31, 2015	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Kristi L. Rowsell, 49**	Trustee and President	2010	Director, Harris Associates, Inc. ("HAI") and President, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP"), since 2010.	7	None

†  Unless otherwise noted, the business address of each officer and trustee listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Funds' distributor, respectively.

**  Ms. Rowsell is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

The Adviser, on customary terms, manages investment accounts controlled by Messrs. Reich and Voss.

During the fiscal year ended September 30, 2015, the Board held a total of four meetings. The Trust does not hold an annual shareholder meeting and, therefore, does not have a policy with respect to Trustees' attendance at such meetings.

Qualifications of the Nominees

Information on the Nominees appears above, including information on the business activities of each Nominee during at least the past five years. In addition to personal qualities, such as integrity, the role of an effective Trust Board member inherently requires (i) the ability to comprehend, discuss and critically analyze materials and issues presented to them (ii) the ability to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the Trust's independent registered public accounting firm, and (iii) the exercise of effective and independent business judgment in the performance of his/her duties as a Trustee of the Trust. Each Nominee's ability to perform his or her duties effectively has been attained through the Nominee's business, consulting, public service and/or academic positions, and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations. The Board believes that the specific background of each Nominee for Trustee evidences such ability and is appropriate to his or her serving on the Board.

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Specific details about each Trustee's professional experience is set forth in their professional biographies, which appear below.

Thomas. H. Hayden has served on the Board for 20 years. He has a BA in English from Saint Louis University and a JD from Saint Louis University. He is a Lecturer in the Master of Science in Integrated Marketing Communications program at the Medill School of Northwestern University and in the Master of Science in Law program at the Northwestern University School of Law, teaching courses in data privacy and cybersecurity in both programs.

Christine M. Maki has served on the Board for 20 years. She has a BS in Accounting from Illinois State University and a MS in Taxation from DePaul University. Ms. Maki is also a Certified Public Accountant. She is a senior executive in finance at RR Donnelley & Sons Company.

Laurence C. Morse, Ph.D. has served on the Board since 2013. In addition to attending the General Course at The London School of Economics and Political Science, Dr. Morse has a BA in Economics from Howard University, a MA in Economics from Princeton University, a Ph.D. in Economics from Princeton University and was a Post-Doctoral Fellow at Harvard University. He has more than 32 years of experience in the financial industry, including serving as a Managing Partner of Fairview Capital Partners, Inc., as well as serving on the Board of Webster Bank and Webster Financial Corporation.

Mindy M. Posoff has a BA in Philosophy and Greek Civilization from Beloit College and a MBA in Finance from the University of Pennsylvania. She is a Managing Director of Golden Seeds, an angel investment group, Founding Partner and President of Traversent Capital Partners, a consulting firm providing strategic solutions for hedge funds and asset managers, Chair of the Board of Directors of AboutOne, a start-up technology company providing tools to manage home and family life, and a member of the Board of Directors of Ben Franklin Technology Partners of Southeastern Pennsylvania, a seed stage capital provider for Southeastern Pennsylvania's technology sectors. Ms. Posoff previously served on the Board of the HighMark Mutual Funds from 2010 to 2014.

Allan J. Reich has served on the Board for over 20 years. He has a BA in Government from Cornell University and a JD from the University of Michigan Law School. He has been a practicing attorney for over 40 years, over the course of which he has represented clients on governance, corporate transactional and securities compliance matters. Mr. Reich is currently a Senior Partner with Seyfarth Shaw LLP.

Steven S. Rogers has served on the Board since 2006. He has a BA from Williams College and a MBA from Harvard University. He is a former entrepreneur who has taught Entrepreneurial Finance at Northwestern University's Kellogg School of Management and currently teaches at Harvard Business School. He also has over 20 years of governance experience with Fortune 500 companies, including serving on the board of directors of S. C. Johnson & Son, Inc.

Peter S. Voss has served on the Board for 20 years. He has an AB from Brown University. Prior to his retirement in 2007, he served in several senior executive

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management roles for an investment manager and its affiliates (i.e., Chairman and Chief Executive Officer, IXIS Asset Management Group, Chairman, President and Chief Executive Officer, IXIS Asset Management US Corporation (investment management)).

Kristi L. Rowsell, has served on the Board as an Interested Trustee of the Trust since 2010. She has a BS in Agricultural Economics from Virginia Tech University and a Master of Accountancy—Taxation from Virginia Tech University. From 2005 to 2010, Ms. Rowsell was the Chief Financial Officer and Treasurer of HAI, HALP and HASLP. She previously served as a Vice President of the Trust and has held various positions with the Adviser and certain of its affiliates since 1995.

Board Responsibilities and Board Structure

The Trust is governed by the Board, which is responsible for protecting the interests of shareholders under applicable law. The Board is led by an Independent Chair, who is not an "interested person" of the Trust, as that term is defined in the 1940 Act. The Board meets periodically throughout the year to oversee the Funds' activities, review the Funds' performance, oversee potential conflicts that could affect the Funds, and review the actions of the Adviser related to the Funds. The Board has established an Executive Committee, Audit Committee, Governance Committee, Committee on Contracts and Investment Review Committee, and has authorized the establishment of an internal pricing committee. Each committee, other than the pricing committee, is comprised solely of Independent Trustees. The Board believes that its leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board's independent judgment in evaluating and managing the relationship between the Funds, on the one hand, and the Adviser and certain other principal service providers, on the other.

Risk Oversight Function

Investing in general, and the operation of a mutual fund, involve a variety of risks, such as investment risk, compliance risk, valuation risk and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, the Trust's Chief Compliance Officer ("CCO"), the Trust's independent registered public accounting firm, independent counsel, and internal auditors of the Adviser or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of the Adviser and certain other service providers. The actual day-to-day risk management with respect to the Funds resides with the Adviser and other service providers to the Funds. Although the risk management policies of the Adviser and such service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified, or processes and controls developed, to eliminate or mitigate their

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occurrence or effects, and some risks are simply beyond any control of the Funds or the Adviser, its affiliates or other service providers.

Pursuant to Rule 38a-1 under the 1940 Act, the Trust's CCO is responsible for administering the Trust's compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, legal, compliance, operations and administration personnel for the Funds' service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Board and audit committee chairs between scheduled meetings.

Board Committee Structure

The committees of the Board include the Executive Committee, Audit Committee, Governance Committee, Committee on Contracts and Investment Review Committee, and the Board has authorized the establishment of an internal Pricing Committee. The following table identifies the members of those committees as of January 1, 2016, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2015.

Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2015	Principal Functions of Committee
Executive Committee	Thomas H. Hayden Allan J. Reich* Laurence C. Morse, Ph.D.	0	The Executive Committee generally has the authority to exercise the powers of the Board during intervals between meetings.

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Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2015	Principal Functions of Committee
Audit Committee	Thomas H. Hayden Christine M. Maki Allan J. Reich Peter S. Voss*	4	The principal responsibilities of the Audit Committee include the following:
• to oversee the accounting and financial reporting policies and practices of the Trust, its internal controls and, as appropriate, the internal controls of certain service providers;
• to assist the Board's oversight of (i) the integrity of the Funds' financial statements, (ii) the Funds' compliance with legal and regulatory requirements, the independent auditors' qualifications and independence and the performance of the independent auditors;
• to pre-approve the audit and non-audit services that the Trust's independent auditors provide to the Trust and certain non-audit services that the Trust's independent auditors may provide the Adviser and its affiliates;
• to act as liaison between the independent auditors of the Funds and the full Board;
• to oversee the portfolio transaction policies and practices of the Funds;
• to review potential conflicts of interest that are identified and brought to the attention of the Board; and
			• to discuss guidelines and policies governing the process by which the Adviser and other relevant service providers assess and manage the Funds' exposure to risk, and to discuss the Funds' most significant financial risk exposures and the steps the Adviser has taken to monitor and control such risks.
Governance Committee	Christine M. Maki* Allan J. Reich Steven S. Rogers	6

The Governance Committee makes recommendations to the Board regarding Board committees and committee assignments, the composition of the Board, candidates for election as non-interested trustees and compensation of non-interested trustees, and oversees the process for evaluating the functioning of the Board.

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Committee	Members of Committee	Number of meetings during fiscal year ended September 30, 2015	Principal Functions of Committee
Committee on Contracts	Thomas H. Hayden* Laurence C. Morse, Ph.D. Allan J. Reich	4

The Committee on Contracts is responsible for reviewing in the first instance, and making recommendations to the Board regarding, investment advisory agreements and any other agreements relating to the management or administration of any Fund.

Investment Review Committee	Laurence C. Morse, Ph.D. Allan J. Reich Steven S. Rogers* Peter S. Voss	4	The Investment Review Committee reviews the data and materials presented by the Adviser related to portfolio investments of the Funds.
Pricing Committee	Judson Brooks Heidi W. Hardin John J. Kane Vineeta D. Raketich Kristi L. Rowsell Andrew J. Tedeschi (alternate)	10	The committee is authorized, on behalf of the Board, to determine, in accordance with the valuation procedures established by the Board, fair valuations of portfolio securities.

*  Chair of the committee

Ownership of Fund Shares by Nominees

The following table shows the value of shares of each Fund "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act")) by each Nominee (within dollar ranges) as of December 31, 2015.

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Independent Nominees

Trustee	Oakmark Fund	Select Fund	Equity and Income Fund	Global Fund	Global Select Fund	International Fund	International Small Cap Fund	Aggregate Dollar Range of Shares of all Funds in Fund Complex
Thomas H. Hayden	$50,001- $100,000	None	Over $100,000	None	$1- $10,000	None	None	Over $100,000
Christine M. Maki	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Laurence C. Morse, Ph.D.	$50,001- $100,000	$50,001- $100,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	$10,001- $50,000	Over $100,000
Mindy M. Posoff	None	None	$10,001- $50,000	None	None	None	None	$10,001- $50,000
Allan J. Reich	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Steven S. Rogers	$1- $10,000	$50,001- $100,000	$50,001- $100,000	$10,001- $50,000	$1- $10,000	$10,001- $50,000	$10,001- $50,000	Over $100,000
Peter S. Voss	Over $100,000	Over $100,000	Over $100,000	$50,001- $100,000	$50,001- $100,000	Over $100,000	Over $100,000	Over $100,000

Interested Nominee

Trustee	Oakmark Fund	Select Fund	Equity and Income Fund	Global Fund	Global Select Fund	International Fund	International Small Cap Fund	Aggregate Dollar Range of Shares of all Funds in Fund Complex
Kristi L. Rowsell	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

At December 31, 2015, the Nominees and executive officers as a group owned beneficially less than 1% of the outstanding Class II shares of each Fund and less than 1% of the outstanding Class I shares of each Fund other than: Select Fund, as to which they owned 1.84%; Global Fund, as to which they owned 1.76%; Global Select Fund, as to which they owned 1.49%; and International Small Cap Fund, as to which they owned 1.63%.

Independent Registered Public Accountants.

Information related to the Independent Registered Public Accounting Firm for the Trust is set out in Appendix C.

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Compensation of Trustees

Independent Trustees are compensated over the course of the Trust's fiscal year. The compensation schedule in effect since January 1, 2016 is an annual base retainer fee of $110,000. The Chair of the Board receives an additional $80,000 annual retainer and each Committee Chair receives an additional $13,000 annual retainer. Each Committee member receives an additional $4,000 annual retainer. The Independent Trustees of the Trust are paid a fee for each Board meeting attended of $6,500 and fee for each Committee meeting attended of $4,500.

The following table shows the compensation paid by the Trust during the fiscal year ended September 30, 2015 to each Independent Trustee.

Name of Trustee/Nominee	Aggregate Compensation from the Trust*	Average Compensation per Fund
Michael J. Friduss**	$56,250	$8,036
Thomas H. Hayden	$215,000	$30,714
Christine M. Maki	$224,500	$32,071
Laurence C. Morse, Ph.D.	$201,500	$28,786
Mindy M. Posoff***	$—	$—
Allan J. Reich	$332,000	$47,429
Steven S. Rogers	$216,750	$30,964
Burton W. Ruder****	$211,000	$30,143
Peter S. Voss	$223,500	$31,929

*  Each Fund is a series of the Trust and the Trust constitutes the entire fund complex. Aggregate compensation includes compensation that was deferred pursuant to the deferred compensation plan as described below. As of September 30, 2015, the total amounts accrued under the plan were $1,031,287 for Mr. Friduss, $1,212,705 for Mr. Hayden, $1,205,170 for Ms. Maki, and $514,795 for Mr. Ruder.

**  Mr. Friduss retired from the Board, effective December 31, 2014.

***  As of the date of this Proxy Statement, Mindy M. Posoff is not a member of the Board and therefore has received no compensation from the Trust for serving as a Trustee.

****  Mr. Ruder retired from the Board, effective December 31, 2015.

The Trust has a deferred compensation plan (the "Plan") that permits any Independent Trustee to elect to defer receipt of all or a portion of his or her compensation as a Trustee until the Trustee ceases to be a member of the Board, until such time plus a number of whole calendar years, or for two or more years (or, if earlier, when the Trustee ceases to be a member of the Board). The deferred compensation of a participating Trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the Trustee. The value of the Trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Funds or the FST Administration Shares of the Financial Square Treasury Solutions Fund ("Oakmark Units") of the Goldman Sachs Trust, as designated by the Trustee. At the time for commencing distributions from a Trustee's deferral account, the Trustee may elect to receive distributions in a

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lump sum or in annual installments over a period of two or more complete calendar years (or five years for any deferral with respect to a year before 2016). Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

The Trust pays all compensation of the Independent Trustees and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

Selecting Nominees

The Board has established a Governance Committee. The Governance Committee is composed of Christine M. Maki (Chair), Allan J. Reich, and Steven S. Rogers. None of the members of the Governance Committee of the Board is an "interested person" of the Trust, as defined by the 1940 Act.

The Governance Committee is responsible for selecting candidates to serve as Trustees for the Trust, and for recommending to the Board nominees for election as Trustees (whether they are "interested" or "Independent") consistent with the needs of the Board and the Trust.

The Governance Committee evaluates candidates' qualifications for Board membership and, with respect to persons being considered to join the Board as Independent Trustees, their independence from the Adviser and the Trust's principal service providers. The Governance Committee has not established specific qualifications that it believes must be met by a candidate for election as trustee. In evaluating candidates, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual could be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees. There is no difference in the manner in which the Governance Committee evaluates a candidate based on whether the candidate is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders. In addition, the Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Board members, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the Governance Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Governance Committee, however, will review recommendations from shareholders to fill vacancies on the Board if these

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recommendations are submitted in writing and addressed to either the Governance Committee Chair or Board Chair at the Trust's offices and are provided with (1) the name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the 1940 Act; (3) any other information that the Funds would be required to include in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") concerning the person if he or she was nominated; (4) the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held; and (5) the names of at least three professional references. See Appendix B of this Proxy Statement.

The Governance Committee may amend the manner by which it considers trustee candidates from time to time, including relating to the manner by which it evaluates nominees and the process for submitting recommendations to the Governance Committee.

The Board has adopted and approved a formal written Charter for its Governance Committee. A copy of the Charter is attached to this Proxy Statement as Appendix A.

Shareholder Communications with the Board

Shareholders of the Trust can communicate with the Board by writing to the Chair of the Board, c/o the Trust, 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606. Shareholders can communicate with an individual Trustee by writing to that Trustee, c/o the Trust, 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606.

Information Regarding Trust Officers

Below are the names, ages, mailing address and business experience during the past five years of the officers of the Trust. No changes to the officers of the Trust are being proposed.

Name, Address† and Age at December 31, 2015	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Robert M. Levy, 65	Executive Vice President	2003	Director, HAI; Chairman and Chief Investment Officer, U.S. Equities of HAI, HALP and HASLP; Portfolio Manager, HALP
Judson H. Brooks, 45	Vice President	2013	Analyst, HALP

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Name, Address† and Age at December 31, 2015	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Anthony P. Coniaris, 38	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Co-Chief Executive Officer, HAI and HALP; Portfolio Manager and Analyst, HALP
Richard J. Gorman, 50	Vice President, Chief Compliance Officer, Anti-Money Laundering Officer, and Assistant Secretary	2006	Chief Compliance Officer of the Trust
Kevin G. Grant, 51	Vice President and Portfolio Manager (Oakmark Fund)	2000	Co-Chief Executive Officer, HAI and HALP; Portfolio Manager and Analyst, HALP
Heidi W. Hardin, 48	Vice President, Secretary and Chief Legal Officer	2015

Vice President, General Counsel and Secretary, HAI and HALP; General Counsel, Chief Compliance Officer, Anti-Money Laundering Officer and Secretary, HASLP; Senior Vice President and General Counsel at Janus Capital Management, prior thereto

David G. Herro, 55	Vice President and Portfolio Manager (Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 46	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP
John J. Kane, 44	Principal Financial Officer and Treasurer	2005	Director, Global Investment Services, HALP
Christopher W. Keller, 50	Vice President	2015	Chief Operating Officer, HALP since 2015; Vice President and Managing Director, Goldman Sachs Asset Management, prior thereto
Matthew A. Logan, 32	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP

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Name, Address† and Age at December 31, 2015	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Michael L. Manelli, 35	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Clyde S. McGregor, 63	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP
Ian J. McPheron, 44	Vice President	2015	Deputy General Counsel, HALP since 2015; Assistant General Counsel, HALP, prior thereto
Thomas W. Murray, 45	Vice President and Portfolio Manager (Oakmark Select Fund)	2013	Vice President and Director of U.S. Research, HAI and HALP; Portfolio Manager and Analyst, HALP
Michael J. Neary, 47	Vice President	2009	Managing Director, Client Portfolio Manager, HALP
William C. Nygren, 57	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Vineeta D. Raketich, 44	Vice President	2003	Managing Director, Global Operations and Client Relations, HALP
Robert A. Taylor, 43	Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark International Fund)	2005	Vice President HAI and HALP; Portfolio Manager and Analyst, HALP; Director of International Research HAI and HALP from 2004 to 2015
Andrew J. Tedeschi, 50	Assistant Treasurer	2008	Controller Fund Administration, HALP
Edward J. Wojciechowski, 43	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)	2013	Portfolio Manager and Analyst, HALP

†  Unless otherwise noted, the business address of each officer and trustee listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

#  As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Funds' distributor, respectively.

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Voting Requirement for Proposal 1

Shareholders of the Trust, including each Fund and class thereof, will vote collectively as a single class on the election of each Nominee. The election of any one Nominee is not contingent on the election of any other Nominee or all the Nominees. The election of each Nominee must be approved by the affirmative vote of a plurality of the Trust's interests voting at the Meeting at which a quorum is present (thirty percent of the shares entitled to vote shall be a quorum). For this purpose, "plurality" means that the Nominees receiving the largest number of votes from the shareholders of the Trust will be elected as Trustees. As a result, under a plurality voting standard in an uncontested election, each nominee is elected or reelected to the board of trustees so long as a single vote is cast in favor of his or her election. Withheld votes and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. If shareholders of the Trust do not approve the Nominees, each Fund will continue to be managed under the current Trustees, and the Board will determine what action, if any, should be taken.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 1.

PROPOSAL 2

TO CHANGE OR ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT
RESTRICTIONS OF EACH FUND

The Funds, like all mutual funds, are required by law to adopt fundamental investment restrictions governing certain investment activities. Fundamental investment restrictions cannot be changed without shareholder approval.

With regard to the restrictions discussed in Proposals 2A through 2C, many of the current fundamental investment restrictions of the Funds were initially drafted many years ago based on then-current standards or regulatory requirements. With the passage of time, these restrictions may be outdated, may no longer be consistent with industry practices, may unnecessarily restrict the flexibility of each Fund in pursuing its investment objectives and strategies, or may present unnecessary compliance obligations. Approval of Proposals 2A through 2C would modernize the Funds' fundamental investment restrictions. The ability of the Adviser to manage a Fund's assets in a changing investment environment may be enhanced by modifying and modernizing unnecessarily restrictive or outdated fundamental investment restrictions.

Proposals 2A and 2B relate to the Funds' ability to borrow and loan money. The current restrictions related to borrowing and loans are more limited in scope than what is required by the 1940 Act, and in their current form, the restrictions prohibit certain borrowing and lending activities that are otherwise permissible for the Funds, including interfund borrowing and lending (which would also require exemptive relief from the SEC). The proposed changes to the restrictions related to borrowing and loans would expand the scope of borrowing and lending activities that the Funds could engage in, enabling the Funds to accommodate industry and market developments, as well as providing additional liquidity sources.

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The Adviser has advised the Board that adoption of each proposed fundamental restriction is not expected to affect materially the manner in which the Funds' investment programs are conducted at this time, as reflected in the Trust's current prospectus and statement of additional information. In addition approval of the proposed fundamental restrictions will have no effect on the investment philosophy of any Fund. The Adviser and the Board do not propose or anticipate any material change in the management of the Funds if Proposals 2A through 2C are approved, but such changes may allow the Funds added flexibility in the future in pursuing their investment objectives and strategies. Furthermore, approval of Proposals 2A through 2C will allow the Funds to avoid the costs, including potential opportunity costs, associated with arranging a future shareholder meeting to address Proposals 2A through 2C should the Adviser and the Board in the future decide to make material changes to the management of the Funds. Any material changes to the management of the Funds in the future will require consideration by the Board and disclosure in the Funds' prospectus or statement of additional information, as appropriate.

PROPOSAL 2A: ALL FUNDS

To Amend Each Fund's Fundamental Investment Restriction with Respect to Borrowing Money and Issuing Senior Securities

The Board recommends that shareholders of each Fund approve a change to its fundamental investment restrictions that would provide for a uniform restriction across all the Funds regarding borrowing money and issuing senior securities. The current restrictions applicable to each Fund would be deleted from the Fund's fundamental investment restrictions and replaced with the corresponding proposed restriction, as shown below.

Fund	Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
All Funds (except Global Select Fund)	Borrowing: No Fund will borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets].
	Issuing Senior Securities: No Fund will issue any senior security except in connection with permitted borrowings.	Borrowing and Issuing Senior Securities: No Fund will borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

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Global Select Fund	Borrowing: The Fund will not borrow money except for temporary or emergency purposes in amounts not exceeding 33-1/3% of the value of the Fund's assets at the time of borrowing, including the amount borrowed.
Issuing Senior Securities: The Fund will not issue any senior security in contravention of the Investment Company Act of 1940.

The purpose of these amendments is to make each Fund's fundamental policy on borrowing and issuing senior securities consistent with the limitations under applicable law. The 1940 Act limitations on borrowing and issuance of senior securities are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to high levels of financial leverage and to the claims of creditors who, under certain circumstances, might have rights to the fund's assets that would take precedence over the claims of shareholders.

For each Fund, the Trust is proposing to eliminate the two separate fundamental investment restrictions with respect to borrowing money and issuing senior securities, and replace them with the unified proposed amended fundamental investment restriction. The Board recommends that shareholders approve this change to allow each Fund to borrow money and issue senior securities to the extent permitted under applicable law, and subject to each Fund's investment objectives and policies.

Generally, the current fundamental investment restrictions are more restrictive than 1940 Act requirements. The 1940 Act permits a fund to borrow money in amounts up to one-third of the fund's total assets from banks for any purpose. If this proposal is approved, certain Funds will be permitted to borrow in situations and under circumstances in which they previously could not do so. Specifically, amending this investment restriction as proposed would enable the Funds to borrow money if the Adviser determines that such borrowing is in the Funds' best interests.

Borrowing may create leverage, and has the potential to increase returns to shareholders, but it also involves additional risks. Leverage increases the volatility of a Fund's investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

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THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 2A.

PROPOSAL 2B: ALL FUNDS

To Amend Each Fund's Fundamental Investment Restriction with Respect to Making Loans

The Board recommends that shareholders of each Fund approve a change to its fundamental investment restrictions that would provide for a uniform restriction across all the Funds regarding the Funds' ability to make loans. The current restriction applicable to each Fund would be deleted from the Fund's fundamental investment restrictions and replaced with the corresponding proposed restriction, as shown below.

Fund	Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
All Funds (except Oakmark Fund)	Lending: No Fund will make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements, or (c) lending its portfolio securities the Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan).	Lending: No Fund will make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
Oakmark Fund	Lending: The Fund will not make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, or (b) investing in repurchase agreements.

The 1940 Act requires each Fund to state the extent to which it intends to make loans to other persons. The proposed standardized fundamental investment restriction on lending, rather than prohibiting loans, would state that such loans are only prohibited to the extent specified under the 1940 Act. The Trustees recommend that each Fund's fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds, as set forth above.

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The Trust's current fundamental policy generally prohibits the making of loans, but does specify that investments in debt obligations and repurchase agreements, and the lending of portfolio securities (for all Funds except the Oakmark Fund), are not subject to the restriction. The revised policy will permit securities lending by all Funds, and will allow the Funds to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. In that regard, the Trust is seeking exemptive relief from the SEC that would permit a Fund to borrow money from another Fund, so long as the conditions of the exemptive relief are satisfied. There is no guarantee that the SEC will grant this relief.

In addition, as a result of changing the fundamental investment restriction, the increased flexibility provided by the amendment could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. Under the 1940 Act, generally, a Fund may not lend money or property to any person, directly or indirectly, if the investment policies of the Fund, as recited in its registration statement, do not permit such a loan or if such person controls or is under common control with the Fund.

The revised policy will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans or using repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

If this proposal is approved, the Funds will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which they previously could not do so. While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. Loans would be made, however, only when the Adviser believes the income justifies the attendant risks. None of the Funds currently has any intention of making a loan to any individual, whether affiliated with the Funds or otherwise.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 2B.

PROPOSAL 2C: ALL FUNDS

To Amend Each Fund's Fundamental Investment Restriction with Respect to Investing in Commodities and Commodity Contracts

The Board recommends that shareholders of each Fund approve a change to its fundamental investment restrictions that would revise the description of the Funds' restriction with respect to investment in commodities. The current restrictions applicable to each Fund would be deleted from the Fund's fundamental investment restrictions and replaced with the proposed restrictions, as shown below.

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Fund	Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
All Funds (except Global Select Fund)	Commodities: No Fund will purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts.	Commodities: No Fund will purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws.
Global Select Fund	Commodities: The Fund will not purchase and sell physical commodities or commodity contracts.

Under the 1940 Act, a fund's policy relating to the purchase and sale of commodities must be fundamental. The Funds' current fundamental investment restriction with respect to investments in commodities and commodity contracts could be construed to restrict the ability of the Funds to utilize certain financial investment or hedging techniques to the potential detriment of the Funds and their shareholders.

Each Fund's current policy with respect to commodities restricts the Fund's purchase or sale of commodities. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. However, under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency, stock index, or interest rate futures, may be considered to be commodities.

The proposed amendment would better clarify the scope of the policy by expressly limiting the restriction to physical commodities and clarifying that financial derivative or commodity contracts are not limited by this restriction. The Adviser believes that this amendment will provide the Funds' portfolio managers with greater flexibility in pursuing the Funds' investment objectives. Strategies permitted under the proposed policy may include financial derivative or commodities contracts, such as futures contracts, options on futures contracts, and transactions related to currencies such as currency hedging transactions.

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The Adviser has no present intention of changing the current investment strategies of any Fund; however, this increased flexibility could assist each Fund in the future in achieving its investment objective. In particular, the amendment would clarify the ability of the Funds to utilize currency hedging transactions in connection with investments in non-U.S. dollar denominated currencies. Any use of financial derivatives or commodities contracts implemented by the Funds will be subject to review by the Board and the Funds' disclosures to shareholders will reflect any use of such techniques, including any material risks.

To the extent that investments in commodities are considered illiquid, a Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position limits a Fund's holdings of illiquid securities to 15% of net assets.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 2C.

Voting Requirement for Proposals 2A, 2B and 2C

Shareholders of each Fund are entitled to vote on each of Proposals 2A through 2C. Approval of each of Proposals 2A through 2C requires the affirmative vote of a "1940 Act Majority," which is defined in the 1940 Act as the lesser of: (i) 67% of the shares of a Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of a Fund. If one or more of Proposals 2A through 2C is not adopted by a Fund's shareholders, the corresponding current fundamental investment restriction(s) of that Fund set forth in this Proxy Statement will remain in effect and the Trustees will consider what action, if any, would be in the best interests of shareholders.

PROPOSAL 3

TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST

You are being asked to consider several proposals that, taken together, authorize the Board to adopt an Amended and Restated Declaration of Trust for the Trust (the "Amended Declaration of Trust"), which would replace the Trust's current Declaration of Trust (the "Current Declaration of Trust"). Each of the material differences between the proposed Amended Declaration of Trust and the Current Declaration of Trust is discussed below, along with an explanation of why the Board recommends that shareholders approve the changes.

Background

Although federal law, and particularly the 1940 Act, regulates many aspects of the operations and governance of the Trust, the Trust is legally organized as a Massachusetts business trust. The Massachusetts statute that governs business trusts is largely procedural and does not provide substantive provisions that govern operations or impose substantive requirements, such as provisions relating to rights, duties and powers of shareholders and trustees, and characteristics of trusts' shares. Instead, Massachusetts law, as interpreted by Massachusetts courts, as well as courts in other jurisdictions, generally provides that the agreement and declaration of trust governs these matters. In the case of the Trust and the Funds, these matters are governed by the Current Declaration of Trust, and certain operational matters are governed by the Trust's By-Laws, which have been adopted by the Board pursuant to the Current Declaration of Trust.

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The Current Declaration of Trust was initially adopted on February 1, 1991, and was amended on each of September 28, 2004, July 23, 2014, and October 1, 2014 by the Board to clarify ambiguities in certain provisions pursuant to its authority under the Current Declaration of Trust. The Current Declaration of Trust provides that (except for minor amendments such as fixing omissions, curing ambiguities or curing, correcting or supplementing defective or inconsistent provisions) it may be amended only with the approval of a majority of shareholders. In considering the current operations of the Trust, as well as certain legal developments since the Current Declaration of Trust was adopted, the Board concluded that the Current Declaration of Trust includes certain provisions that it believes should be amended to make the Declaration of Trust more consistent with existing industry standards. For example, the terms of the Current Declaration of Trust do not provide for the flexibility and the same limitations of liability for trustees and officers that more modern declarations of trust, utilized in Massachusetts and other jurisdictions, currently provide. In addition, the Board believes that the Amended Declaration of Trust will benefit the Funds by allowing increased flexibility in the operation of each Fund, modernize and streamline governance provisions, reduce the risks and significant costs of potential frivolous litigation and eliminate potential ambiguities and inconsistencies. Other non-material and clarifying changes are reflected in the Amended Declaration of Trust.

Adoption of the Amended Declaration of Trust will not remove any of the protections afforded to you, as a shareholder, under federal law, including voting rights, or alter in any way the Trustees' existing fiduciary obligations to act with due care and in your best interest. The 1940 Act requires a vote of shareholders of a mutual fund on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required to approve new investment advisory agreements in most cases, increases in advisory fees, changes to fundamental investment policies, and election of trustees in certain circumstances. All of these voting rights are maintained under the Amended Declaration of Trust. The Amended Declaration of Trust also will not change the investment objective or investment strategies of the Funds; the Funds will be managed by the same personnel and in accordance with the same investment strategies and techniques currently being employed.

All material differences between the Current Declaration of Trust and the Amended Declaration of Trust are described below, so you should carefully review the Amended Declaration of Trust in Appendix D, which would replace the Current Declaration of Trust. Shareholders are encouraged to read the Amended Declaration of Trust in full. The Board recommends that you authorize the Trustees to adopt the Amended Declaration of Trust in its entirety by voting "FOR" each of Proposals 3A through 3E.

PROPOSAL 3A

Future Amendments

As noted above, the Current Declaration of Trust generally can only be amended by a majority vote of shareholders. The Amended Declaration of Trust would permit amendment by vote of a majority of the Trustees and without shareholder approval or consent under certain circumstances. Amendments that would be permitted without shareholder approval under the Amended Declaration of Trust include:

•  To change the name of the Trust or any series (i.e., Fund);

•  To add to the Trustees' duties or obligations or surrender any of the Trustees' rights or powers;

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•  To cure any ambiguity, to correct or supplement any provision which may be inconsistent with any other provision or to make any other provisions which will not be inconsistent with the provisions of the Amended Declaration of Trust;

•  To eliminate or modify any provision or add a new provision, which incorporates a new or an existing requirement imposed by or under any law or regulation.

Under the Amended Declaration of Trust, shareholders would have less control over certain future amendments to the Declaration. However, the Board believes that the limited additional authority to amend the Amended Declaration of Trust may allow the Trustees to react quickly to future contingencies without the costs or delay associated with obtaining shareholder approval and without sacrificing any shareholder's fundamental rights.

The Trustees would still be required to submit a future amendment to a vote of shareholders if that vote were required by applicable law or if the amendment diminishes or eliminates any voting rights of shareholders under the Declaration. In addition, any exercise of the power to amend the Amended Declaration of Trust without shareholder vote would be subject to the Trustees' general fiduciary responsibilities to act in the best interest of all shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" PROPOSAL 3A.

PROPOSAL 3B

Treatment of Shareholder and Trust Claims

The Amended Declaration of Trust includes several provisions governing the treatment of claims and litigation relating to the affairs of the Trust and the Funds. The Trustees believe that these provisions, taken together, have the potential to result in the more certain administration of claims relating to the Trust, while also reducing the risk that the Trust, the Trustees, shareholders, third parties and Fund assets may be subject to the risks and significant costs of potential frivolous claims. The Amended Declaration of Trust includes provisions governing three primary aspects of shareholder and trust claims, each of which is described below.

Direct and Derivative Claims. In general, claims relating to the Trust fall into two categories, direct claims and derivative claims. The scope of each type of claim is subject to certain exceptions and judicial interpretations. However, as a general matter, direct claims include claims where a shareholder has suffered a loss distinct from loss suffered by shareholders as a group. In contrast, as a general matter, derivative claims involve claims where a shareholder is seeking to assert a claim on behalf of the Trust or a Fund, and is typically characterized by a loss suffered by shareholders as a group.

The Current Declaration of Trust is silent about direct and derivative shareholder claims, as such provisions were not typically found in declarations of trust for mutual funds at the time the Current Declaration of Trust was first adopted. The Amended Declaration of Trust sets forth a clear definition of those claims that the Trust treats as direct claims and actionable by shareholders directly. The Trustees believe that including a definition of direct claims will permit legitimate inquiries

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and claims, but will also avoid the time, expense, distraction and other damage that can be caused to the Trust or its shareholders as a result of claims that are asserted as direct claims, but are more properly treated as derivative claims. In particular, the proposed changes are intended to save the time and expense associated with a full defense of a direct shareholder claim where a shareholder does not have standing to bring such a claim.

Under the Amended Declaration of Trust, a direct shareholder claim is defined as a claim based upon alleged violations of a shareholder's individual rights independent of any harm to the Trust or the shareholders generally, including a shareholder's voting rights, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust or the shareholders generally. The Amended Declaration of Trust also sets forth that a direct shareholder claim also refers to a claim for which a direct shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a shareholder, including, without limitation, any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a "derivative" claim.

Derivative Claim Procedures. In contrast to a "direct" claim, a shareholder of a corporate entity, including the Trust, generally does not have an immediate right to bring a "derivative" action on behalf of the corporate entity, in the name of the corporate entity. The shareholder typically must first make demand on the corporate entity's governing board—in this case, the Trustees—to provide the governing board the opportunity to investigate the claims and determine whether to bring the action in the name of the business entity.

The Current Declaration of Trust is silent on the ability of a shareholder to bring a derivative claim. The Amended Declaration of Trust sets forth a mandatory shareholder demand process intended to formalize the process for determining whether a shareholder can pursue such an action. The process is intended to provide the Trustees with the ability to pursue that claim if they believe doing so would be in the best interests of the Trust and its shareholders and to preclude the pursuit of claims that the Trustees determined to be without merit or otherwise not in the Trust's interest to pursue. The effect of these provisions formalize the means by which suits can be brought in the name of the Trust by shareholders, but is not intended to affect any right of shareholders to bring actions in their own name under a direct claim.

Under the Amended Declaration of Trust, a shareholder—who was a shareholder of the affected Fund at the time of the alleged issue and at the time the demand was made—must mail a written demand to the Secretary of the Trust at the Trust's principal office and set forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. It further sets forth that any decision by the Trustees shall be made by majority vote of the independent Trustees in their sole business judgment and such decision shall be binding upon the shareholders. In addition, under the Amended Declaration of Trust, in their sole discretion, the Trustees may submit the decision of whether to proceed with such a claim or reject such claim to a vote of shareholders of the Trust or any series or class, as appropriate. Moreover, a shareholder may not commence or maintain a derivative claim unless the shareholder was a shareholder of the Trust at the time of the act or omission

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complained of, or became a shareholder through transfer by operation of law from one who was a shareholder at that time, and the shareholder was a shareholder of the Trust or the affected Fund at the time the demand required was made.

Massachusetts courts generally have imposed a similar demand requirement in the past based on trustees' inherent authority to manage all affairs of a Massachusetts business trust, including the bringing of litigation on behalf of the trust. Accordingly, the Trustees believe that the demand requirements in the Amended Declaration of Trust substantially conform to Massachusetts law applicable to business corporations requiring that demand be made in all circumstances.

Forum Selection. The "forum" in which claims are brought refers to the location and jurisdiction of the court in which claims are filed and adjudicated. The Current Declaration of Trust is silent regarding forum for disputes involving the Trust and the Funds. Under the Amended Declaration of Trust, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for a shareholder to bring certain actions arising pursuant to any provision of the Massachusetts General Laws or the Trust's governing documents shall be the United States District Court for the District of Massachusetts, or if that court does not have jurisdiction, the Massachusetts Superior Court for Suffolk County Business Litigation Session, or if that court does not have jurisdiction, another court located within the Commonwealth of Massachusetts.

The Trustees believe that the forum selection provisions in the Amended Declaration of Trust can benefit the Funds and their shareholders by reducing the cost and disruption of multi-forum litigation (i.e., litigation brought by shareholders simultaneously in different forums that challenge the same action) and limiting the ability of plaintiffs' lawyers to seek out judicial forums that are particularly favorable to plaintiffs' actions, sometimes referred to as "forum shopping." The Amended Declaration of Trust sets forth forum selection criteria to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other damage that can be caused to the Trust or its shareholders as a result of potential forum shopping and the practice of litigating similar or identical claims in multiple jurisdictions. The forum selection provisions contained in the Amended Declaration of Trust also are intended to permit the Trust and its shareholders to benefit from the special expertise and long history of Massachusetts courts in dealing with declarations of trust governing the affairs of entities organized as Massachusetts business trusts, such as the Trust.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" THIS PROPOSAL 3B.

PROPOSAL 3C

Liability of Trustees and Officers

The Current Declaration of Trust provides that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Amended Declaration of Trust clarifies and expands the provisions limiting the liability of Trustees, officers or employees of the Trust, as discussed below. These proposed changes are intended to promote efficient and effective management of the Trust and are deemed desirable to attract

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and retain qualified Trustees, officers or employees of the Trust, and are consistent with existing industry standards.

The Amended Declaration of Trust explicitly provides that no current or former Trustee, officer or employee of the Trust shall be personally liable to any person, other than the Trust or any series (i.e., Fund), in connection with the affairs of the Trust or any series (i.e., Fund). It further clarifies that Trustees, officers and employees of the Trust shall not be liable to the Trust, to the shareholders or to any other person for any action or failure to act, except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" THIS PROPOSAL 3C.

PROPOSAL 3D

Third Party Beneficiary Claims

In general, a person may assert a claim under a contract (e.g., for breach of the contract) only if he or she is a party to the contract in question. In limited cases, a person who is not a party to a contract may nonetheless assert a claim under that contract on the basis that the non-party is a "third party beneficiary" of the contract. In most cases, a person is accorded rights of a third party beneficiary under a contract only if the contract expressly confers those rights. However, under certain limited circumstances, courts may imply such third party beneficiary rights and permit a person to assert a claim under a contract to which the person is neither a party nor expressly granted third party beneficiary status.

The Current Declaration of Trust is silent about whether a shareholder can be deemed to be a third party beneficiary of a contract entered into by the Trust. The Amended Declaration of Trust clarifies and confirms that ownership of shares does not make shareholders third party beneficiaries of any contract entered into by the Trust (unless the contract expressly provides for such status). This new provision is consistent with existing practices common in the mutual fund industry. The provisions are designed to avoid the time, expense, distraction and other damage that can be caused to the Trust or its shareholders as a result of a frivolous shareholder demand that a shareholder may make if the Amended Declaration of Trust is not adopted. It also is intended to reduce the unintended risk to a party with which the Trust contracts that a Trust shareholder may assert a frivolous or unforeseen claim under a contract with the Trust.

Under the Amended Declaration of Trust, shareholders shall have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or any series with any service provider or other agent to a contract with the Trust or any series thereof, including, without limitation, any third party beneficiary rights.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" THIS PROPOSAL 3D.

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PROPOSAL 3E

Trustee Powers

The Current Declaration of Trust provides the Trustees with the power and authority to compromise, arbitrate or otherwise adjust claims in favor of, or against, the Trust on any matter in controversy, including, but not limited to, tax claims. The Amended Declaration of Trust revises this provision to clarify these powers and make clear the potential actions the Trustees may take for these purposes, all of which are consistent with industry practices.

Under the Amended Declaration of Trust, the Trustees would have the power and authority to engage in and prosecute, defend, compromise, settle, abandon, or adjust by arbitration or otherwise, any actions, suits, proceedings, disputes, claims and demands, including, but not limited to, claims for taxes, relating to the Trust or arising out of or relating to the Trustees' service to the Trust. In addition, the Trustees would have the power and authority, out of the assets of the Trust, to pay or to satisfy any liabilities, losses, debts, claims or expenses (including, without limitation, attorneys' fees) incurred in connection therewith, including those of litigation. Further, such power would include, the power of the Trustees or any committee thereof to dismiss or terminate any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any person, including a shareholder in its own name or in the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE "FOR" THIS PROPOSAL 3E.

Voting Requirement for Proposals 3A-3E

Approval of each of Proposal 3A-3E requires the affirmative vote of shareholders holding a majority of the shares of the Trust entitled to vote, present at the Meeting or represented by proxy.

If one or more of Proposals 3A-3E are not approved by shareholders, the Board will not include those Proposals in the Amended Declaration of Trust, and will make conforming changes to the Amended Declaration of Trust to the extent necessary to provide for internal consistency. The Board also will consider such additional actions that it believes are in the best interests of the Trust's shareholders to seek to afford similar protections and flexibility to the Trust. For example, the Board may determine that the Trust will continue to rely on provisions in the Trust's By-Laws that are substantially similar to provisions discussed under Proposal 3B, and the Board may consider other By-Law amendments.

ADDITIONAL INFORMATION ABOUT THE MEETING

Procedural Information Related to this Proxy Solicitation

Solicitation of Proxies and Related Costs

The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Adviser which employees will not receive any compensation from the Trust for such solicitation.

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The Trust has retained Computershare Fund Services, 250 Royall Street, Canton, MA 02021, for the purposes of mailing proxy materials to shareholders and tabulating voting results at a cost of approximately $2.33 million. The Funds will bear the costs, fees and expenses incurred by the Trust in connection with the Proxy Statement, for fees and expenses of proxy solicitation and tabulation and attorneys relating to the Proxy Statement.

"Householding"

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement or a copy of the Trust's most recent annual or semi-annual report to shareholders, free of charge, write to Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558, or call 1-800-OAKMARK. If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Adviser as instructed above.

Quorum Requirement

A quorum for the Trust at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total shares entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of a Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to such Proposal. For purposes of determining the presence of a quorum for the Fund, the Inspectors will count the total number of votes cast "for" or "against" approval of each Proposal.

Adjournments

If, in the judgment of the persons named as proxies, it is advisable to defer action on a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal within a reasonable time after the date set for the original Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Trust. Any Proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election (the "Inspectors") for the Meeting.

How Proxies Will Be Voted

The Board has fixed the close of business on February 22, 2016, as the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. The individual named as proxy on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. If you sign, date and return

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the proxy card, but give no voting instructions, your shares will be voted "FOR" each Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Trust has received a shareholder Proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such Proposals.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. A superseding proxy may also be executed by voting via telephone or the Internet. The superseding proxy need not be voted using the same method (mail, telephone, Internet) as the original proxy vote.

Abstentions and "broker non-votes" (i.e., shares held by brokers as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker indicates on the proxy that it does not have discretionary voting power on a particular matter) will be treated as shares present for purposes of determining the quorum. Abstentions and broker non-votes, however, do not count as votes cast with respect to a Proposal. Abstentions and broker non-votes will have no effect on Proposal 1 and have the effect of a vote against Proposals 2A, 2B, 2C, 3A, 3B, 3C, 3D, and 3E.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service organization) that has entered into a service contract with the Funds or Harris Associates Securities L.P., the service organization may be the record holder of your shares. At the Meeting, a service organization will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on any Proposal may be deemed an instruction to vote such shares in favor of the Proposal. If a service organization is not a member of the NYSE, it may be permissible for the service organization to vote shares with respect to which it has not received specific voting instructions from its customers.

If you own shares that are held of record by a service organization, and if you have not given or do not give voting instructions for your shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how you want your shares to be voted.

The Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Trust may reimburse such broker-dealers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareholder Reports

The Trust's most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by visiting the Oakmark Funds' website at Oakmark.com, calling toll-free 1-800-OAKMARK or by writing the Trust at P.O. Box 219558, Kansas City, Missouri 64121-9558.

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Other Business

The Adviser knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

Shareholder Proposals

Pursuant to Massachusetts law, the Declaration of Trust and By-Laws of the Trust, as a general matter, the Trust is not required to hold an annual meeting of shareholders. Future meetings of shareholders will be held when and as determined necessary by the Board and in accordance with the 1940 Act. A shareholder desiring to submit a proposal for presentation at a meeting of shareholders should send their written proposals to the offices of the Trust at 111 S. Wacker Drive, Suite 4600, Chicago Illinois 60606, Attn: Heidi W. Hardin, so as to be received a reasonable time before the proxy solicitation for that meeting is made.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. In addition, the Trust is required to convene a special shareholders' meeting upon written request for such a meeting by shareholders owning at least ten percent (10%) of the Trust's outstanding shares entitled to vote.

ADDITIONAL INFORMATION

Additional Information about Harris Associates L.P. (the "Adviser")

The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"), whose directors are John T. Hailer, David G. Herro, Robert M. Levy, Kristi L. Rowsell and Pierre Servant. Ms. Rowsell is the president of HAI. HAI is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. ("Natixis US"), as is the Adviser. Natixis US is a limited partnership that owns investment management and distribution and service entities.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Organization and Management of the Trust

The Board has overall oversight responsibility for the Funds' operations. A majority of the Board members are Independent Trustees. The Board elects the officers who are responsible for administering the Funds' day-to-day operations.

The Adviser serves as the investment manager for each of the Funds and provides administrative services to each of the Funds. Harris Associates Securities L.P. serves as the principal distributor of the Funds. Each of these entities is located at 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606.

THE OAKMARK FUNDS

OUTSTANDING FUND SHARES

The following table sets forth the outstanding shares of each Fund as of February 22, 2016.

Fund	Outstanding Shares
Oakmark Fund	254,313,202.500
Oakmark Select Fund	146,296,515.284
Oakmark Equity and Income Fund	602,651,578.318
Oakmark Global Fund	109,382,687.754
Oakmark Global Select Fund	146,179,049.366
Oakmark International Fund	1,266,632,498.877
Oakmark International Small Cap Fund	191,917,447.936

5% SHAREHOLDERS OF A CLASS OF THE FUNDS

As of February 22, 2016, the following shareholders owned of record 5% or more of the issued and outstanding shares of the each Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Name and Address	Fund and Class	Number of Shares	Percentage of Outstanding Shares Held
Charles Schwab & Co. Inc. Spec Custody Acct for the Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	Oakmark Fund, Class I
Oakmark Select Fund, Class I
Oakmark Equity & Income Fund,
Class I
Oakmark Global Fund, Class I
Oakmark Global Select Fund, Class I
Oakmark International Fund, Class I
Oakmark International Small Cap
	Fund, Class I	50,219,260.594 30,250,238.968 131,643,136.192 25,996,915.626 22,843,876.953 288,484,153.443 81,416,202.351	19.99% 20.82% 22.92% 24.03% 15.63% 23.28% 42.45%
DCGT as TTEE and/or CUST FBO PLIC Various Retirement Plans Omnibus Attn NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	Oakmark Fund, Class II Oakmark Select Fund, Class II Oakmark International Fund, Class II	469,946.099 478,744.714 4,176,040.310	15.33% 48.01% 15.33%
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market ST. Saint Louis, MO 63103-2523	Oakmark Equity & Income Fund, Class I	31,193,011.956	5.43%
Great West Life & Annuity FBO Future Funds II 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	Oakmark Equity & Income Fund, Class II	1,496,337.559	5.28%

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Name and Address	Fund and Class	Number of Shares	Percentage of Outstanding Shares Held
Great West Life & Annuity Ins. Co. Attn Mutual Fund Trading 2T2 8515 E. Orchard Rd. Greenwood Village, CO 80111-5002	Oakmark International Fund, Class II	1,838,068.833	6.75%
Great-West Trust Company LLC FBO Recordkeeping for Various Bene Plans OmniPutnam c/o Mutual Fund Trading 8525 E. Orchard Rd. Greenwood Village, CO 80111-5002	Oakmark Fund, Class II	253,347.748	8.26%
Great-West Trust Company TTEE Attn Mutual Fund Trading 2T2 8515 E. Orchard Rd. Greenwood Village, CO 80111-5002	Oakmark Select Fund, Class II Oakmark Equity & Income Fund, Class II Oakmark Global Fund, Class II Oakmark International Fund, Class II	55,778.901 5,024,246.090 103,725.002 4,169,148.236	5.59% 17.73% 8.80% 15.31%
Great-West Trust Company TTEE Employee Benefits Clients 8515 East Orchard Rd 2T2 Greenwood Village, CO 80111-5002	Oakmark Fund, Class II	291,402.534	9.51% .
Hartford Life Insurance Company Separate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	Oakmark Equity & Income Fund, Class II	2,428,792.769	8.57%
J.P. Morgan Clearing Corp. Omnibus Account for the Exclusive Benefit of Customers 3 Chase Metrotech Center Brooklyn, NY 11245-0001	Oakmark Fund, Class I	33,565,450.287	13.36%
Merrill Lynch Pierce Fenner & Smith Inc. FBO Sole Benefits of its Customers Attn Service Team 4800 Deer Lake Dr. E 3rd Fl. Jacksonville, FL 32246-6484	Oakmark Fund, Class II Oakmark Select Fund, Class II Oakmark Equity & Income Fund, Class II Oakmark Global Fund, Class II Oakmark International Fund, Class II Oakmark International Small Cap Fund, Class II	959,390.601 226,698.789 3,084,511.709 136,494.454 9,791,107.772 48,116.907	31.30% 22.74% 10.89% 11.57% 35.95% 39.21%

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Name and Address	Fund and Class	Number of Shares	Percentage of Outstanding Shares Held
Merrill Lynch Pierce Fenner & Smith Inc. For the Benefit of its Customers Attention Service Team 4800 Deer Lake Dr. E Fl. 2 Jacksonville, FL 32246-6484	Oakmark Select Fund, Class I Oakmark Equity & Income Fund, Class I Oakmark International Fund, Class I	16,665,344.451 29,468,562.236 105,688,593.898	11.47% 5.13% 8.53%
MLPF&S 4800 Deer Lake Drive East, 3rd Fl Jacksonville FL 32246-6484	Oakmark Global Select Fund, Class I	11,404,026.410	7.80%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Oakmark Fund, Class I	26,438,863.618	10.52%
National Financial Services Corp. For the Exclusive Benefit of Our Customers 499 Washington Blvd. Fl 5 Jersey City, NJ 07310-2010	Oakmark Fund, Class I
Oakmark Select Fund, Class I
Oakmark Equity & Income Fund,
Class I
Oakmark Global Select Fund, Class I
Oakmark International Fund, Class I
Oakmark International Small Cap
Fund, Class I
		43,172,741.384 30,694,281.494 159,728,483.930 33,027,111.160 299,428,519.327 28,665,391.414	17.18% 21.12% 27.81% 22.59% 24.16% 14.95%
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds Dept 499 Washington Blvd. Fl 5 Jersey City, NJ 07310-2010	Oakmark Global Fund, Class I	21,585,946.352	19.95%
Nationwide Trust Company, FSB c/o: IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	Oakmark Fund, Class II Oakmark Select Fund, Class II Oakmark Equity & Income Fund, Class II Oakmark Global Fund, Class II Oakmark International Fund, Class II Oakmark International Small Cap Fund, Class II	336,085.861 154,268.893 3,711,701.628 869,712.428 1,695,718.539 63,026.729	10.96% 15.47% 13.10% 73.74% 6.23% 51.36%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Oakmark Select Fund, Class I Oakmark Global Fund, Class I Oakmark Global Select Fund, Class I Oakmark International Fund, Class I Oakmark International Small Cap Fund, Class I	9,691,962.703 19,047,863.061 17,663,890.732 65,368,610.315 26,848,149.994	6.67% 17.60% 12.08% 5.27% 14.00%

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Name and Address	Fund and Class	Number of Shares	Percentage of Outstanding Shares Held
PIMS/Prudential Retirement As Nominee For The TTEE/Cust PL 767 Associated Food Stores Inc. 1850 W 2100 S Salt Lake City, UT 84119-1304	Oakmark Fund, Class II	212,885.478	6.94%
Reliance Trust Company FBO Retirement Plans Serviced by MetLife 8515 E. Orchard Rd. Greenwood Village, CO 80111-5002	Oakmark Equity & Income Fund, Class II	2,435,800.759	8.60%
Taynik & Co. c/o Investors Bank & Trust Attn: Funds Trading CC1 1200 Crown Colony Dr. Quincy, MA 02169-0938	Oakmark Equity & Income Fund, Class II	1,432,372.576	5.06%
Wells Fargo Bank FBO Various Retirement Plans 9888888836 NC 1151 1525 West Wt. Harris Blvd. Charlotte, NC 28262-8522	Oakmark Equity & Income Fund, Class II	2,171,529.336	7.66%
UBS WM USA 0O0 11011 6100 OMNI A/C M/F Attn Department Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	Oakmark Global Select Fund, Class I	8,099,054.302	5.54%

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APPENDIX A

Harris Associates Investment Trust
(The "Trust")

Governance Committee Charter
(as amended by the Board of Trustees on April 16, 2014)

The Governance Committee (the "Committee") shall be comprised solely of members of the Board of Trustees (the "Board") who are Independent Trustees or Non-Management Trustees (as defined in Section I(b) below). The Committee shall have at least three members at all times, a majority of whom shall be Independent Trustees. The Committee shall oversee the independence and effective functioning of the Board of Trustees of the Trust (the "Board"), in accordance with this Governance Committee Charter and the Board Governance Policies and Guidelines attached hereto as an Addendum.

I.  Board and Committee Composition

(a)  Board Composition. The Committee shall review annually the Board's composition to determine whether to recommend changes in the Board's size or composition.

(b)  Trustee Independence. The Committee shall review annually the independence of all Trustees who are not employees or officers of Harris Associates L.P. (the "Adviser"). In reviewing each such Trustee's independence, the Committee shall consider whether the Trustees is (1) an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), or (2) a close family member(1) of an employee, officer or "interested" Trustee of the Trust or of any affiliated person of the Trust within the meaning of the 1940 Act. The Committee also shall consider the effect of any relationship beyond those delineated in the 1940 Act that might affect independence, such as business, financial or family relationships with the Adviser or its affiliates as well as any relationship with the Trust's service providers. To be deemed "Independent," a Trustee should satisfy both the letter and the spirit of the 1940 Act and the Rules and Regulations thereunder. An "Independent Trustee" shall be any Trustee whom the Board, upon recommendation of the Governance Committee, has designated as such.

Any Trustee who is not deemed an "Independent Trustee" solely by reason of a prior relationship with the Adviser or an affiliate thereof, may be deemed to be a "Non-Management Trustee." A Non-Management Trustee shall (i) be entitled to serve on any committee of the Board, other than the Audit and Contracts Committees, (ii) abstain from voting on matters involving the nomination of an Independent Trustee; and (iii) be deemed an "interested person" under the 1940 Act in connection with the Board's

(1)  "Close family member" includes any member of the immediate family and any first aunt, uncle or cousin.

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vote on the renewal of the advisory and distribution agreements pursuant to Section 15 of the 1940 Act. The participation of Non-Management Trustees also may be subject to further limitations as deemed necessary by the Committee or the Board from time to time.

(c)  New Trustees. The Committee shall interview and recommend to the Board nominees for election as Trustees (whether they are "interested" or "Independent") consistent with the needs of the Board and the Trust. The Committee shall evaluate candidates' qualifications for Board membership and, with respect to persons being considered to join the Board as Independent Trustees, their independence from management and principal service providers.

(d)  Board Committees. Once a year at the fourth quarterly meeting of the Board, the Committee shall make recommendations to the Board regarding committees of the Board and committee assignments, including proposed committee Chairs. If a vacancy in the Chair of any Board committee occurs, the Committee promptly shall recommend to the Board an Independent Trustee to serve as the new committee Chair.

(e)  Chairman of the Board. Once a year at the fourth quarterly meeting of the Board, the Committee shall recommend to the Board an Independent Trustee for election by the Board to serve as Chairman of the Board for the following calendar year.

II.  Trustee Education

(a)  Educational Event Participation. The Committee shall review annually the participation by each Independent and Non-Management Trustee at educational events. Counsel shall periodically circulate to the Board information about educational events that are organized for and may be of particular interest to the them.

(b)  Board Education Sessions. The Committee shall oversee the development and implementation of Board education sessions, as the Committee deems appropriate. The Committee shall develop an annual education calendar that details the topics to be addressed during a calendar year's Board education sessions.

(c)  New Trustee Orientation. The Committee shall oversee the process for orientation of new Trustees.

(d)  Subscriptions and Membership in Trade Organizations. The Committee shall oversee the Trust's subscriptions to periodicals and other information services and its membership in trade organizations.

III.  Governance Practices

(a)  Board Evaluation. The Committee shall oversee the process for evaluating the functioning of the Board, which includes an annual peer review.

THE OAKMARK FUNDS

(b)  Trustee Compensation. The Committee shall review annually the compensation of Independent and Non-Management Trustees and recommend to the Board any proposed changes in the schedule of compensation.

(c)  Trustee Ownership of Fund Shares. The Committee shall review compliance by the Trustees with the Board's policy regarding their personal investments in the Funds.

(d)  Retirement. The Committee shall monitor compliance by the Trustees with the mandatory retirement policy established in the Trust's bylaws.

(e)  Legal Counsel. The Committee shall make an annual recommendation to the Board and the Independent Trustees, respectively, regarding the selection of Fund counsel and counsel for the Independent Trustees.

(f)  Trustee Meeting Attendance. The Committee shall review, annually, the attendance by Trustees at Board and committee meetings, at educational sessions prepared for a committee or the Board, and at executive sessions of the Board or the Independent and Non-Management Trustees.

(g)  Governance Policies and Procedures. In collaboration with Independent Trustees' counsel, and as required by law or deemed advisable by the Committee, the Committee shall develop and recommend to the Board changes to policies and procedures addressing matters relating to the Committee's responsibilities.

(h)  Recommended Practices. The Board, through the Committee, shall seek to stay informed regarding suggested "recommended industry practices" for mutual funds and their Boards.

(i)  Governance Practices. The Committee shall review and, as appropriate, recommend changes in Board governance practices.

(j)  Review of Charter. The Committee shall review this charter at least annually and recommend to the Board any proposed changes to the charter.

(k)  Retention of Experts. The committee shall have the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

(l)  Service on Other Boards. The Committee shall periodically review compliance with the Board's policy regarding service by an Independent Trustee or Non-Management Trustee on the Board of directors or trustees of any other organization.

IV.  Additional Responsibilities

(a)  Disaster Recovery Plan. The Committee shall review the disaster recovery plan for the Trust at least annually and recommend to the Board any proposed changes to that plan.

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(b)  Proxy Voting. The Committee shall review periodic reports of the Adviser regarding any deviations from the Trust's proxy voting procedures, review those procedures at least annually and recommend to the Board any proposed changes to those procedures.

(c)  Communications with Media. The Committee shall periodically review and make recommendations regarding changes to the Board's guidelines regarding communications with the media.

(d)  Reports to Board. Actions taken by the Committee shall be reported to the Board within a reasonable period of time after the actions are taken.

(e)  Trustee Website and Electronic Board Portal. The Committee shall oversee the Funds' Trustee website, any electronic or web-based portal established for the Board or the Trustees, and the service provider charged with creating and maintaining any such portal.

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BOARD GOVERNANCE POLICIES AND GUIDELINES

1.  Board Composition. Independent Trustees shall comprise at least 75% of the Board.

2.  Chairman of the Board. The Chairman of the Board shall be an Independent Trustee. The Board Chair, in consultation with the Adviser, counsel and committee Chairs, shall develop the agenda for each meeting of the Board.

3.  Committee Chairs. Typically, each committee's Chair shall be a current member of the committee, but an Independent Trustee who is not a current member but has previously served as a member of the committee for an aggregate of at least two years may be elected Chair of the committee. A committee Chair shall typically be elected for a two-year term, but may be re-elected for an additional term or terms. Each committee Chair, in consultation with other members of the committee, the Adviser and counsel, shall develop the agenda for each meeting of the committee.

4.  Trustee Education. Each Independent and Non-Management Trustee, if practicable, shall attend at least one educational event per year.

5.  Personal Investments in the Funds. Each Trustee should hold investments in the Funds in an amount at least equal to his or her annual Trustee fees. Once a year each Trustee shall evaluate his or her beneficial ownership of investments in the Funds, including through the Trust's deferred compensation plan, and determine whether those investments are at least equal to the aggregate Trustee fees he or she received during the previous calendar year. To the extent that such investments are less than the Trustee fees received during the previous calendar year, the Trustee shall, within a reasonable time-period, invest additional amounts in the Funds so as to comply with this policy. A newly-elected Trustee should comply with this guideline by the end of the second full calendar year of serving on the Board.

6.  Mandatory Retirement. In accordance with the Trust's bylaws, each Trustee shall retire from the Board by December 31 of the year in which he or she reaches the age of 72.

7.  Meeting Attendance. Each Trustee is expected to attend, to the extent practicable, all of the meetings of the Board (including executive sessions thereof and of the Independent and Non-Management Trustees) or of any committee on which he or she serves. Trustees are expected to make every effort to attend, in-person, any meetings that are called as in-person meetings.

8.  Service on Boards of Other Organizations. Prior to joining a Board of directors or trustees of any other organization, an Independent or Non-Management Trustee shall use his or her reasonable best efforts to ascertain whether joining such Board may present a conflict of interest for the Trustee, the Trust or the Adviser. If the Trustee believes that such a conflict may exist, he or she shall report the matter to the Governance Committee Chair and counsel as soon as practicable.

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9.  Communications with the Media. The following guidelines apply to Trustee communications with the media:

•  Trustees should not seek out the media;

•  A Trustee should have media training before speaking with the media;

•  A Trustee should refer any fund-specific inquiries to the Chairman of the Board;

•  A Trustee who speaks with the media should state that the views expressed are solely the personal views of the Trustee; and

•  Any Trustee who has communications with the media should report those communications to the Chairman of the Board.

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APPENDIX B

The Oakmark Funds—Selection of Trustee Nominees

The Governance Committee will consider shareholder recommendations for trustee nominees at such times as it considers electing new trustees to the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for trustee based on whether the nominee is recommended by a shareholder, a trustee or someone else.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board (Allan J. Reich) or the Chair of the Governance Committee (Ms. Christine M. Maki), in either case c/o Ms. Heidi Hardin, Secretary, Harris Associates Investment Trust at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790. At a minimum, the recommendation should include:

•  the name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

•  any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated;

•  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held; and

•  the names of at least three professional references.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that certain relationships with various persons or entities, including the Funds' investment adviser, a registered broker-dealer, or legal counsel to the Funds may cause a person to be deemed an "interested person."

The Governance Committee has not established specific, minimum qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, or by an executive search firm that the committee may engage from time to time.

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Before the Governance Committee decides to nominate an individual as a trustee, committee members and other trustees customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire that is designed to elicit information required to be disclosed to determine whether the individual is subject to any statutory disqualification from serving as an independent trustee.

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APPENDIX C

Independent Registered Public Accountants.

The accounting firm of Deloitte & Touche LLP ("D&T") currently serves as the registered independent registered public accountant (the "Independent Auditor") for the Trust. The Trust has selected D&T as the Independent Auditor to examine and report on the financial statements of the Funds for the fiscal year ending September 30, 2016.

Representatives of D&T are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. For the fiscal years ended September 30, 2015 and September 30, 2014, the aggregate audit fees billed for professional services rendered by D&T for the audit of the Trust's annual financial statements or services normally provided by D&T in connection with the Trust's statutory and regulatory filings and engagements were $243,000 for each fiscal year.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit-Related Fees. For the fiscal years ended September 30, 2015 and September 30, 2014, there were no fees for assurance and related services by D&T reasonably related to the performance of the audit of the Trust's financial statements that were not reported under "Audit Fees" above.

Tax Fees. The aggregate tax fees billed for professional services rendered by D&T for tax compliance, tax advice, and tax planning, specifically distribution consultation, for the Trust in the form of preparation of excise filings and income tax returns for the last two fiscal years ended September 30, 2015 and September 30, 2014, were $43,950 and $39,500, respectively.

All Other Fees. For the fiscal years ended September 30, 2015 and September 30, 2014, the aggregate non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $65,891 and $121,114, respectively. These non-audit services provided to the Trust by the principal accountant related to clerical and ministerial tasks for the filing of tax reclaims in certain European Union countries.

During its regularly scheduled periodic meetings, the Audit Committee will be asked to pre-approve all audit, audit-related, tax and other services to be provided by D&T to the Trust. The Audit Committee has authorized its chair to exercise that authority in the intervals between meetings; and the chair presents any such pre-approvals to the Audit Committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit

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services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Trust to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Audit Committee by the Adviser and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee considered whether the provision of non-audit services that were rendered by D&T to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

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APPENDIX D

HARRIS ASSOCIATES INVESTMENT TRUST

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts, this              day of             , 2016, by the Trustees hereunder;

WHEREAS, pursuant to an Agreement and Declaration of Trust executed and delivered on February 1, 1991 (the "Original Declaration"), a trust to carry on the business of an investment company was established by the initial Trustee;

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions of the Original Declaration, as amended;

WHEREAS, the Trustees desire to amend and restate the Original Declaration, as previously amended, upon receipt of the approval of the Shareholders as required under Article IX;

NOW, THEREFORE, the undersigned Trustees hereby amend and restate the Original Declaration, as previously amended, and declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, to manage and dispose of the same as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Name

Section 1. This Trust shall be known as "Harris Associates Investment Trust", and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a)  The "Trust" refers to the Massachusetts business trust established by this Amended and Restated Agreement and Declaration of Trust, as amended from time to time;

(b)  "Trustees" refers to the Trustee or Trustees of the Trust named herein or elected in accordance with Article IV;

(c)  "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series of Shares is authorized by the Trustees, the equal

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proportionate units into which each series of Shares shall be divided from time to time or, if more than one class of Shares of any series is authorized by the Trustees, the equal proportionate units into which each class of such series of Shares shall be divided from time to time;

(d)  "Shareholder" means a record or beneficial owner, as applicable, of Shares;

(e)  The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f)  The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Principal Underwriter" and "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

(g)  "Declaration of Trust" shall mean this Amended and Restated Agreement and Declaration of Trust as further amended or restated from time to time; and

(h)  "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

ARTICLE II

PURPOSE

The purpose of the Trust is to engage in the business of a management investment company and to provide investors a managed investment primarily in securities, commodities and debt instruments.

ARTICLE III

SHARES

Division of Beneficial Interest

Section 1. The Shares of the Trust shall be issued in one or more series as the Trustees may, without Shareholder approval, authorize. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences or special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as are not inconsistent with any provision of this Declaration of Trust. Each series shall be preferred over all other series in respect of the assets allocated to that series. The beneficial interest in each series shall at all times be divided into Shares, without par value, each of which shall, except as the Trustees may otherwise authorize in the case of any series that is divided into two or more classes, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The number of Shares authorized shall be unlimited, and the Shares so authorized may be represented in part by fractional

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shares. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

Ownership of Shares

Section 2. The ownership of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent of the Trust, as the case may be, shall be conclusive as to who are the Shareholders of each series and class and as to the number of Shares of each series and class held from time to time by each Shareholder.

Investments in the Trust; Assets of the Series

Section 3. The Trustees may accept investments in the Trust from such persons and on such terms and, subject to any requirements of law, for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they from time to time authorize.

All consideration received by the Trust for the issue or sale of Shares of each series, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as "assets of" such series.

No Preemptive Rights

Section 4. Shareholders shall have no preemptive or other right to receive, purchase or subscribe for any additional Shares or other securities issued by the Trust.

Status of Shares and Limitation of Personal Liability

Section 5. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be bound by the terms hereof. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Ownership of Shares shall not confer any rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or any series thereof with any service provider or other agent to or

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contract with the Trust or any series thereof, including, without limitation, any third party beneficiary rights. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

ARTICLE IV

THE TRUSTEES

Election; Removal

Section 1. The number of Trustees shall be fixed by the Trustees, except that, subsequent to any sale of Shares pursuant to a public offering, there shall be not less than three Trustees. Any vacancies occurring in the Board of Trustees may be filled by the Trustees if, immediately after filling any such vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders. In the event that at any time less than a majority of the Trustees then holding office were elected to such office by the Shareholders, the Trustees shall call a meeting of Shareholders for the purpose of electing Trustees. Each Trustee elected by the Shareholders or by the Trustees shall serve until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee with or without cause. At any meeting called for the purpose, a Trustee may be removed, with or without cause, by vote of the holders of two-thirds of the outstanding Shares.

Effect of Death, Resignation, etc. of a Trustee

Section 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers

Section 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies in their number, including vacancies resulting from increases in their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may appoint an advisory board, the members of which shall not be

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Trustees and need not be Shareholders; they may employ, one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder services agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such Custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a)  To invest and reinvest in securities, options, futures contracts, options on futures contracts and other property, and to hold cash uninvested;

(b)  To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all, of the assets of the Trust;

(c)  To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d)  To exercise powers and rights of subscription otherwise which in any manner arise out of ownership of securities or other assets;

(e)  To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(f)  Subject to the provisions of Article III, Section 3, to allocate assets, liabilities and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges any classes of Shares, to allocate assets, liabilities, of income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

(g)  To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, or sale of property by such corporation or issuer, and to purchase pay calls or subscriptions with respect to any security held in the Trust;

(h)  To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee,

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depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i)  To engage in and to prosecute, defend, compromise, settle, abandon, or adjust by arbitration or otherwise, any actions, suits, proceedings, disputes, claims and demands, including but not limited to claims for taxes, relating to the Trust or arising out of or relating to the Trustees' service to the Trust, and out of the assets of the Trust to pay or to satisfy any liabilities, losses, debts, claims or expenses (including without limitation attorneys' fees) incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any committee thereof to dismiss or terminate any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any person, including a shareholder in its own name or in the name of the Trust, whether or not the Trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

(j)  To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k)  To borrow funds, securities or other assets;

(l)  To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all of such obligations or obligations incurred pursuant to subparagraph (k) hereof;

(m)  To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

(n)  To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus,

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share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. Except as otherwise provided herein or from time to time in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

Payment of Expenses by the Trust

Section 4. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, principal underwriter, auditor, counsel, custodian, transfer agent, Shareholder services agent and such other agents or independent contractors, and such other expenses and charges, as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charge, taxes and liabilities incurred or arising in connection with a particular series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that series.

Ownership of Assets of the Trust

Section 5. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution

Section 6. Subject to a favorable Majority Shareholder Vote, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with Harris Associates L.P., a Delaware limited partnership, or any other partnership, corporation, trust, association or other organization (the "Adviser"), every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested, and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Adviser or any other corporation, trust, association or other organization, appointing it exclusive or

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nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

The fact that:

(i)  any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder services or other agency contract may have been or may hereafter be made, or that any organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii)  any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, Shareholder services or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder services or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

SHAREHOLDERS' VOTING POWERS AND MEETINGS

Voting Powers

Section 1. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any Adviser as provided in Article IV, Section 6, (iii) with respect to any termination of this Trust to the extent and as provided in Article IX, Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 10, (v) to the extent and as provided in Article IX, Section 9.1, as to whether or not a court action, proceeding or claim should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding

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any other provision of this Declaration of Trust, on any matter submitted to a vote or Shareholders, all Shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class except: (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, Shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only Shareholders or such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees.

Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all Shares of each series of the Trust owned by the Shareholder.

Until Shares are issued, the Trustees may exercise rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Voting Power and Meetings

Section 2. Meetings of Shareholders of the Trust or of any series or class may be called by the Trustees or such other person or persons as may be specified in the By-Laws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the Shareholders of the Trust or any series or class as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of Shareholders of the Trust or of any series or class shall be called by the Trustees or such other person or persons as may be specified in the By-Laws upon written application. The Shareholders shall be entitled to at least seven days' written notice of any meeting of the Shareholders.

Quorum and Required Vote

Section 3. Thirty per cent of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then thirty percent of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws, a majority of the Shares voted

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shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or if this Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

Action by Written Consent

Section 4. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Additional Provisions

Section 5. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

ARTICLE VI

DISTRIBUTIONS, REDEMPTIONS AND REPURCHASES,
AND DETERMINATION OF NET ASSET VALUE

Distributions

Section 1. The Trustees may, but need not, each year distribute to the Shareholders of each series or class such income and gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of each year's income of each series, if any be made, may be made in one or more payments, which shall be in Shares, in cash or otherwise and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees may distribute to the Shareholders of any one or more series or classes as of a record date or dates determined by the Trustees, in Shares, in cash or otherwise, all or part of any gains realized on the sale or disposition of property of the series or otherwise, or all or part of any other principal of the Trust attributable to the series. In the case of any series not divided into two or more classes of Shares, each distribution pursuant to this Section 1 shall be made ratably according to the number of Shares of the series held by the several Shareholders on the applicable record date thereof, provided that no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. In the case of any series divided into two or more classes, each distribution pursuant to this Section 1 may be made in whole or in such parts as the Trustees may determine to

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the Shareholders of any one or more classes, and the distribution to the Shareholders of any class shall be made ratably according to the number of Shares of the class (but need not be made ratably according to the number of Shares of the series, considered without regard to class) held by the several Shareholders on the record date thereof, provided that no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7 of this Article VI.

Redemptions and Repurchases

Section 2. Any holder of Shares of the Trust may by presentation of a written request, together with his or her certificates, if any, for such Shares, in proper form for transfer, at the office of the Trust or at a principal office of a transfer agent appointed by the Trust, redeem his or her Shares for the net asset value thereof determined and computed in accordance with the provisions of this Section 2 and the provisions of Section 7 of this Article VI.

Upon receipt by the Trust or its transfer agent of such written request for redemption of Shares, such Shares shall be redeemed at the net asset value per share of the appropriate series next determined after such Shares are tendered in proper order for transfer to the Trust or determined as of such other time fixed by the Trustees as may be permitted or required by the 1940 Act, provided that no such tender shall be required in the case of Shares for which a certificate or certificates have not been issued, and in such case such Shares shall be redeemed at the net asset value per share of the appropriate series next determined after such request has been received or determined at such other time fixed by the Trustees as may be permitted or required by the 1940 Act.

The obligation of the Trust to redeem its Shares of each series or class as set forth above in this Section 2 shall be subject to the conditions that during any time of emergency, as hereinafter defined, such obligation may be suspended by the Trust by or under authority of the Trustees for such period or periods during such time of emergency as shall be determined by or under authority of the Trustees. If there is such a suspension, any Shareholder may withdraw any demand for redemption and any tender of Shares which has been received by the Trust during any such period and any tender of Shares, the applicable net asset value of which would but for such suspension be calculated as of a time during such period. Upon such withdrawal, the Trust shall return to the Shareholder the certificates therefor, if any. For the purposes of any such suspension, "time of emergency" shall mean, either with respect to all Shares or any series of Shares, any period during which:

(a)  the New York Stock Exchange is closed other than for customary weekend and holiday closings; or

(b)  the Trustees or authorized officers of the Trust shall have determined, in compliance with any applicable rules and regulations of the Securities and Exchange Commission, either that trading on the New York Stock Exchange is restricted, or that an emergency exists as a result of which

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(i) disposal by the Trust of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Trust fairly to determine the current value of its net assets; or

(c)  the suspension or postponement of such obligations is permitted by order of the Securities and Exchange Commission.

The Trust may also purchase, repurchase or redeem Shares in accordance with such other methods, upon such other terms and subject to such other conditions as the Trustees may from time to time authorize at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Payment in Kind

Section 3. Subject to any generally applicable limitation imposed by the Trustees, any payment on redemption of Shares may, if authorized by the Trustees, be made wholly or partly in kind, instead of in cash. Such payment in kind shall be made by distributing securities or other property constituting, in the opinion of the Trustees, a fair representation of the various types of securities and other property then held by the series of Shares being redeemed (but not necessarily involving a portion of each of the series' holdings) and taken at their value used in determining the net asset value of the Shares in respect of which payment is made.

Redemptions at the Option of the Trust

Section 4. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with Section 7 of Article VI of this Declaration of Trust: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series determined without regard to class) determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

Dividends, Distributions, Redemptions and Repurchases

Section 5. No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any series) with respect to, nor any redemption or repurchase of, the Shares of any series (or of any class) shall be effected by the Trust other than from the assets of such series (or of the series of which such class is a part).

Additional Provisions Relating to Redemptions and Repurchases

Section 6. The completion of redemption of Shares shall constitute a full discharge of the Trust and the Trustees with respect to such shares, and the Trustees may require that any certificate or certificates issued by the Trust to evidence the

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ownership of such Shares shall be surrendered to the Trustees for cancellation or notation.

Determination of Net Asset Value

Section 7. The term "net asset value" of the Shares of each series or class shall mean: (i) the value of all the assets of such series or class; (ii) less the total liabilities of such series or class; (iii) divided by the number of Shares of such series or class outstanding, in each case at the time of each determination. The "number of Shares of such series or class outstanding" for the purposes of such computation shall be exclusive of any Shares of such series or class to be redeemed and not then redeemed as to which the redemption price has been determined, but shall include Shares of such series or class presented for repurchase and not then repurchased and Shares of such series or class to be redeemed and not then redeemed as to which the redemption price has not been determined and Shares of such series or class the sale of which has been confirmed. Any fractions involved in the computation of net asset value per share shall be adjusted to the nearer cent unless the Trustees shall determine to adjust such fractions to a fraction of a cent.

The Trustees, or any officer or officers or agent of this Trust designated for the purpose by the Trustees, shall determine the net asset value of the Shares of each series or class, and the Trustees shall fix the times as of which the net asset value of the Shares of each series or class shall be determined and shall fix the periods during which any such net asset value shall be effective as to sales, redemptions and repurchases of, and other transactions in, the Shares of such series or class, except as such times and periods for any such transaction may be fixed by other provisions of this Declaration of Trust or by the By-Laws.

In valuing the portfolio investments of any series or class for determination of net asset value per share of such series or class:

(a)  Each security for which market quotations are readily available shall be valued at current market value determined by methods specified by the Board of Trustees;

(b)  Each other security, including any security within (a) for which the specified price does not appear to represent a dependable quotation for such security as of the time of valuation, shall be valued at a fair value as determined in good faith by the Trustees;

(c)  Any cash on hand shall be valued at the face amount thereof;

(d)  Any cash on deposit, accounts receivable, and cash dividends and interest declared or accrued and not yet received, any prepaid expenses, and any other current asset shall be valued at the face amount thereof, unless the Trustees shall determine that any such item is not worth its face amount, in which case such asset shall be valued at a fair value determined in good faith by the Trustees; and

(e)  Any other asset shall be valued at a fair value determined in good faith by the Trustees.

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Notwithstanding the foregoing, short-term debt obligations, commercial paper and repurchase agreements may be, but need not be, valued on the basis of quoted yields for securities of comparable maturity, quality and type, or on the basis of amortized cost.

Liabilities of any series or class for accounts payable for investments purchased and for Shares tendered for redemption and not then redeemed as to which the redemption price has been determined shall be stated at the amounts payable therefor. In determining the net asset value of any series or class, the person or persons making such determination on behalf of the Trust may include in liabilities such reserves, estimated accrued expenses and contingencies as such person or persons may in its, his or their best judgment deem fair and reasonable under the circumstances. Any income dividends and gains distributions payable by the Trust shall be deducted as of such time or times on the record date therefor as the Trustees shall determine.

The manner of determining the net assets of any series or class or of determining the net asset value of the Shares of any series or class may from time to time be altered as necessary or desirable in the judgment of the Trustees to conform to any other method prescribed or permitted by any applicable law or regulation.

Determinations under this Section 7 made in good faith and in accordance with the provisions of the 1940 Act shall be binding on all parties concerned.

ARTICLE VII

COMPENSATION AND LIMITATION
OF LIABILITY OF TRUSTEES

Compensation

Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Limitation of Liability

Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively

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deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

No person who is or has been a Trustee, officer or employee of the Trust shall (1) be subject to any personal liability whatsoever to any person, other than the Trust or any series, in connection with the affairs of the Trust or any series; and all persons shall look solely to the Trust property or property of a series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such series; or (2) be liable to the Trust, to the Shareholders or to any other person for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust), except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

ARTICLE VIII

INDEMNIFICATION

Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided that (a) such Covered Person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of any lawful advances or (c) a majority of the Trustees who are disinterested persons and who are not Interested Persons (provided that a majority of such Trustees then in

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office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (a) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full-trial type inquiry) to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Indemnification Not Exclusive; Definitions

Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such persons.

Shareholders

Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder

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and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder.

ARTICLE IX

MISCELLANEOUS

Trustees, Shareholders. etc. Not Personally Liable; Notice

Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

Trustee's Good Faith, Action, Expert Advice, No Bond or Surety

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

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Liability of Third Persons Dealing with Trustees

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least two-thirds of the Shares of each series entitled to vote or by the Trustees by written notice to the Shareholders. Any series of Shares may be terminated at any time by vote of Shareholders holding at least two-thirds of the Shares of such series entitled to vote or by the Trustees by written notice to the Shareholders of such series.

Upon termination of the Trust or of any one or more series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the series involved, ratably according to the number of Shares of such series held by the several Shareholders of such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, provided that any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them.

Filing of Copies, References, Headings

Section 5. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions such as "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

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Applicable Law, Forum Selection

Section 6. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 7. Unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust's Shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Massachusetts General Laws or the Trust's Amended and Restated Declaration of Trust or these Bylaws, or (iv) to the maximum extent permitted by law, any other proceeding arising out of or relating to the Trust or the Shareholder's interest in the Trust, shall be the United States District Court for the District of Massachusetts, or if that court does not have jurisdiction, the Massachusetts Superior Court for Suffolk County Business Litigation Session, or if that court does not have jurisdiction, another court located within the Commonwealth of Massachusetts, in all cases subject to the court's having personal jurisdiction over the indispensible parties named as defendants.

Claims

The purpose of this Section 8 and Section 9 that follows, is to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious Shareholder claims, demands and derivative actions.

Section 8. As used herein, a "direct" Shareholder claim shall refer to (i) a claim based upon alleged violations of a Shareholder's individual rights independent of any harm to the Trust or the Shareholders generally, including a Shareholder's voting rights under Section 2, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Trust or the Shareholders generally? and (ii) a claim for which a direct Shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a "derivative" claim as used herein.

Derivative Claims

Section 9.1. Any decision by the Trustees to reject a demand or to bring, maintain or settle (or not to bring, maintain or settle) a proceeding, or to vindicate (or not vindicate) any claim on behalf, or for the benefit, of the Trust, or to submit the matter to a vote of Shareholders, shall be made by majority vote of the

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independent Trustees in their sole business judgment and such decision shall be binding upon the Shareholders. In their sole discretion, the Trustees may submit the decision of whether to proceed with such a claim or reject such claim to a vote of Shareholders of the Trust or any series or class, as appropriate.

Section 9.2. No Shareholder shall commence any proceeding asserting or relating to a derivative claim unless and until (i) a written demand has been made upon the Trust to take action on such claim, and (ii) subject to further extension as provided below, (a) 180 days have elapsed from the date the demand was made, or (b) if the decision whether to reject such demand has been duly submitted to a vote of the Shareholders, 180 days have elapsed from the date the demand was made. Notwithstanding the period prescribed for consideration by the Trustees of any demand, the Trust shall advise the Shareholder submitting such demand if the Trust requires additional time within which to conduct an inquiry into the allegations made in the demand, and such notification shall extend the time periods provided for in numbered clause (ii) of the first sentence of this Section 9.2, and no claim, suit or proceeding shall be commenced during the pendency of the inquiry. Additionally, upon any decision to reject a demand relating to any claim by the Board in accordance with Section 9.1 or by a vote of Shareholders, no suit, proceeding or other action shall be commenced or maintained by that Shareholder based upon or substantially related or similar to such claim.

Section 9.3. Any written demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand.

Section 9.4. Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940 shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

Section 9.5. No Shareholder shall commence any proceeding asserting or relating to a derivative claim unless (i) the complaining Shareholder was a Shareholder of the Trust or series on behalf of or in the right of which the derivative action is proposed to be brought at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time; and (ii) the complaining Shareholder was a Shareholder of the Trust or the affected series at the time the demand required by this Section 9 was made.

Amendments

Section 10. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class

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not affected shall be required. The Trustees by an instrument in writing signed by a majority of the then Trustees may amend this Declaration of Trust without the approval or consent of Shareholders (i) to change the name of the Trust or any series, (ii) to add to their duties or obligations or surrender any rights or powers granted to them herein; (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Declaration of Trust which will not be inconsistent with the provisions of this Declaration of Trust; and (iv) to eliminate or modify any provision of this Declaration of Trust, or add a new provision, which (a) incorporates, memorializes or sets forth a new or an existing requirement imposed by or under any Federal or state statute or any rule, regulation or interpretation thereof or thereunder or (b) any rule, regulation, interpretation or guideline of any Federal or state agency, now or hereafter in effect, including without limitation, requirements set forth in the 1940 Act and the rules and regulations thereunder (and interpretations thereof), to the extent any change in applicable law liberalizes, eliminates or modifies any such requirements, but the Trustees shall not be liable for failure to do so.

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HARRIS ASSOCIATES INVESTMENT TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned hereby appoint(s) Heidi W. Hardin, John J. Kane and Christopher W. Keller, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each series of the Trust (each, a “Fund”) with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders of each such Fund to be held on the 29th floor of 111 S. Wacker Drive, Chicago, Illinois 60606, on May 20, 2016, at 10:00 a.m. (Central time), and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement, which describes the matters to be considered and voted on.

This proxy will be voted as instructed. If no specification is made for one or more proposals, this proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE BY TELEPHONE: 1-800-337-3503

NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)

Signature(s)

Date	OAK_27338_021916

FUNDS	FUNDS	FUNDS
Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund
Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund
Oakmark International Small Cap Fund

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

THE BOARD RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1. Elect the Board of Trustees of the Trust.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Thomas H. Hayden	02. Christine M. Maki	03. Laurence C. Morse	04. Mindy M. Posoff	☐	☐	☐
05. Allan J. Reich	06. Steven S. Rogers	07. Kristi L. Rowsell	08. Peter S. Voss

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2A.           Amend each Fund’s fundamental investment restrictions with respect to borrowing money and issuing senior securities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Oakmark Fund	☐	☐	☐	02 Oakmark Select Fund	☐	☐	☐
03 Oakmark Equity and Income Fund	☐	☐	☐	04 Oakmark Global Fund	☐	☐	☐
05 Oakmark Global Select Fund	☐	☐	☐	06 Oakmark International Fund	☐	☐	☐
07 Oakmark International Small Cap Fund	☐	☐	☐

2B.          Amend each Fund’s fundamental investment restrictions with respect to making loans.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Oakmark Fund	☐	☐	☐	02 Oakmark Select Fund	☐	☐	☐
03 Oakmark Equity and Income Fund	☐	☐	☐	04 Oakmark Global Fund	☐	☐	☐
05 Oakmark Global Select Fund	☐	☐	☐	06 Oakmark International Fund	☐	☐	☐
07 Oakmark International Small Cap Fund	☐	☐	☐

2C.          Amend each Fund’s fundamental investment restrictions with respect to investing in commodities and commodity contracts.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Oakmark Fund	☐	☐	☐	02 Oakmark Select Fund	☐	☐	☐
03 Oakmark Equity and Income Fund	☐	☐	☐	04 Oakmark Global Fund	☐	☐	☐
05 Oakmark Global Select Fund	☐	☐	☐	06 Oakmark International Fund	☐	☐	☐
07 Oakmark International Small Cap Fund	☐	☐	☐

3.                   Adopt an Amended and Restated Declaration of Trust;

		FOR	AGAINST	ABSTAIN
3A.	Future Amendments.	☐	☐	☐

3B.	Treatment of Shareholder and Trust Claims.	☐	☐	☐

3C.	Liability of Trustees and Officers.	☐	☐	☐

3D.	Third Party Beneficiary Claims.	☐	☐	☐

3E.	Trustee Powers.	☐	☐	☐

Transact such other business as may properly come before the Special Meeting of each Fund.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 20, 2016.

The Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/oak-27338

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

OAK_27338_021916